UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                        OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (date of earliest
                                 event reported)

                                17 December 2007

                           Permanent Master Issuer PLC
           (Exact name of issuing entity as specified in its charter)

                        Permanent Funding (No.2) Limited
              (Exact name of depositor as specified in its charter)

                              Bank of Scotland plc
               (Exact name of sponsor as specified in its charter)



     England and Wales                   333-137495-01                  N/A
 (State or other jurisdiction            (Commission               (IRS Employer
       of incorporation)                 File Number)                ID Number)
 35 Great St. Helen's, London,
       United Kingdom
         EC3A 6AP

---------------------------------------------------------- --------------------
Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,                             +44 (0) 20 7398-6300
including area code:

                                    No Change
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

The Second Supplemental Master Issuer Trust Deed, dated 21 November 2007 (the "EXISTING MASTER ISSUER TRUST DEED"), by and between Permanent Master Issuer plc and the Bank of New York, which was filed as an exhibit to Amendment No.3 to the registration statement on Form S-3 of Permanent Funding (No. 2) Limited (No. 333-145530) dated 17 December 2007, was amended and supplemented by the Third Supplemental Master Issuer Trust Deed, dated 17 December 2007 (the "THIRD SUPPLEMENTAL MASTER ISSUER TRUST DEED").

The Third Supplemental Master Issuer Trust Deed amended the Terms and Conditions of the Notes set out in Schedule 3 of the Existing Master Issuer Trust Deed in the following respects. Condition 5.5 ("Optional Redemption for Tax and other Reasons") was amended so that the phrase "on the next Interest Payment Date" only applies to Conditions 5.5(a) and 5.5(b) and not Condition 5.5(c). This amendment was made in order to ensure that in Condition 5.5(c) the Master Issuer can redeem the Notes when the Master Issuer or Funding 2 falls outside the Securitisation Tax Regime, even if this does not fall on an Interest Payment Date.

A definition of "Step-Up Date" was added to Condition 19, defining the term as "the Interest Payment Date on which the Rates of Interest on the relevant Series and Class of Notes increases by a pre-determined amount as specified in the applicable Final Terms."

Capitalized terms used in this Form 8-K and not defined shall have the meanings assigned to them in the Third Supplemental Master Issuer Trust Deed, attached as
Exhibit 4.1 hereto.

Item 9.01 - Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.            Description of Exhibit
------------------     --------------------------------------------------------
4.1                    Third Supplemental Master Issuer Trust Deed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PERMANENT FUNDING (NO.2) LIMITED,
                                               as Depositor

                                      By:   /s/ David Balai
                                            -----------------------------------
                                                Name:   David Balai
                                                Title:  Director

Dated:  December 28, 2007

                                  Exhibit Index

Exhibit No.            Description of Exhibit
------------------     --------------------------------------------------------
4.1                    Third Supplemental Master Issuer Trust Deed

                                                                     Exhibit 4.1

EXECUTION COPY



                   THIRD SUPPLEMENTAL MASTER ISSUER TRUST DEED
                             DATED 17 DECEMBER 2007



                           PERMANENT MASTER ISSUER PLC
                               (AS MASTER ISSUER)

                                       AND

                              THE BANK OF NEW YORK
                                (AS NOTE TRUSTEE)

                                  RELATING TO A

                         MORTGAGE BACKED NOTE PROGRAMME























                                  ALLEN & OVERY

                                ALLEN & OVERY LLP

                            33775-00220 ICM:5835822.1

                                    CONTENTS

CLAUSE                                                                      PAGE

1.     Interpretation..........................................................1
2.     Amendment to the Terms and Conditions...................................1
3.     Supplemental............................................................2
4.     Notices and Demands.....................................................2
5.     Choice of Law...........................................................2
6.     Counterparts............................................................2
7.     Third Party Rights......................................................2
8.     Submission to Jurisdiction..............................................2


Signatories....................................................................3


APPENDIX

1.     Amended and Restated Terms and Conditions...............................4

       THIS THIRD SUPPLEMENTAL MASTER ISSUER TRUST DEED (this DEED) is made on 17 December 2007

       BETWEEN:

(1) PERMANENT MASTER ISSUER PLC (registered number 5922774) whose registered office is at 35 Great St. Helen's, London EC3A 6AP (the MASTER ISSUER); and

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as NOTE TRUSTEE, which expression shall include such company and all other persons and companies for the time being acting as note trustee under this Deed).

       WHEREAS:

(A) This Deed is supplemental to the Master Issuer Trust Deed made between the parties hereto and dated the Programme Date as supplemented and amended by the First Supplemental Master Issuer Trust Deed between the parties hereto and dated 12 January 2007 and the Second Supplemental Master Issuer Trust Deed between the parties hereto and dated 21 November 2007 (herein after referred to as the EXISTING MASTER ISSUER TRUST DEED).

(B) The Master Issuer and the Note Trustee have agreed to enter into this Deed to, among other things, permit any consequential changes to the Terms and Conditions of the Notes set out in Schedule 3 of the Existing Master Issuer Trust Deed (the TERMS AND CONDITIONS) as are required and any other amendment as may be required to give effect to this Deed.

NOW THIS DEED WITNESSES as follows:

1.     INTERPRETATION

       The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the master issuer master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Deed, including the Recitals hereto, and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 3 (Interpretation and Construction) of the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

2.     AMENDMENT TO THE TERMS AND CONDITIONS

       The Master Issuer and the Note Trustee agree to amend and restate the Terms and Conditions in accordance with Appendix 1 hereto.

3.     SUPPLEMENTAL

       This Deed is supplemental to the Original Master Issuer Trust Deed. Save as expressly amended by this Deed, the Original Master Issuer Trust Deed shall remain in full force and effect and the security created under the Original Master Issuer Trust Deed and all of the other rights, powers, obligations and immunities comprised therein and arising pursuant thereto shall remain in full force and effect notwithstanding this Deed. The Original Master Issuer Trust Deed and this Deed shall henceforth be read and construed as one document and references in the Original Master Issuer Trust Deed to "this Deed" shall be read as references to the Original Master Issuer Trust Deed as supplemented and amended by this Deed.

4.     NOTICES AND DEMANDS

       Any notice or communication under or in connection with this Deed or the Master Issuer Trust Deed shall be given in the manner and at the times set out in Clause 24 (Notices) of the Master Issuer Trust Deed or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

5.     CHOICE OF LAW

       This Deed is governed by and shall be construed in accordance with English law.

6.     COUNTERPARTS

       This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same Deed.

7.     THIRD PARTY RIGHTS

       This Deed does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this Deed.

8.     SUBMISSION TO JURISDICTION

       Each party to this Deed hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                   SIGNATORIES

THE MASTER ISSUER

EXECUTED as a DEED by                    )
PERMANENT                                )
MASTER ISSUER PLC                        )
acting by                                )

Director

Director/Secretary:

THE NOTE TRUSTEE

EXECUTED as a DEED                       )
for and on behalf of                     )
THE BANK OF NEW YORK                     )
by its authorised signatory              )
in the presence of:                      )

Witness:                                 )

Name:

Address:

                                   APPENDIX 1

                    AMENDED AND RESTATED TERMS AND CONDITIONS

         Schedule 3 of the Master Issuer Trust Deed shall be replaced in its entirety by the following:

                                   SCHEDULE 3

                        TERMS AND CONDITIONS OF THE NOTES

The following are the terms and conditions (the CONDITIONS, and any reference to a CONDITION shall be construed accordingly) of each Series and Class of the Notes in the form (subject to amendment) which will be incorporated by reference into each Global Note and each Definitive Note, in the latter case only if permitted by the relevant stock exchange or other relevant authority (if any) and agreed by Permanent Master Issuer PLC (referred to in the Base Prospectus as the MASTER ISSUER or the ISSUING ENTITY) and the relevant Dealer(s) and/or Manager(s) at the time of issue but, if not so permitted and agreed, such Definitive Note will have endorsed thereon or attached thereto such Conditions. The Final Terms in relation to the relevant Series and Class of Notes may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Conditions, replace or modify these Conditions for the purpose of such Series and Class of Notes. The applicable Final Terms (or the relevant provisions thereof) will be endorsed upon, or attached to, each Global Note and each Definitive Note.

The Notes are constituted by the Master Issuer Trust Deed. The security for the Notes is created pursuant to, and on the terms set out in, the Master Issuer Deed of Charge. By the Master Issuer Paying Agent and Agent Bank Agreement, provision is made for, inter alia, the payment of principal and interest in respect of the Notes.

References herein to the NOTES shall, unless the context otherwise requires, be references to all the Notes issued by the Master Issuer and constituted by the Master Issuer Trust Deed and shall mean:

(a) in relation to any Notes of a Series and Class represented by a Global Note or Global Notes, units of the lowest Specified Denomination in the Specified Currency in each case of such Series and Class;

(b)    any Global Note; and

(c)    any Definitive Note issued in exchange for a Global Note.

Notes constituted by the Master Issuer Trust Deed are issued in series (each a SERIES) and each Series comprises one or more classes of Notes (each a CLASS). Each Series and Class of Notes is subject to the applicable Final Terms. The Final Terms in relation to each Series and Class of Notes (or the relevant provisions thereof) will be endorsed upon, or attached to, such Series and Class of Notes and will supplement these Conditions in respect of such Series and Class of Notes and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Conditions, replace or modify these Conditions for the purpose of such Series and Class of Notes. References to the APPLICABLE FINAL TERMS are, in relation to a Series and Class of Notes, to the Final Terms (or the relevant provisions thereof) attached to or endorsed on such Series and Class of Notes.

The statements in these Conditions include summaries of, and are subject to, the detailed provisions of the Master Issuer Trust Deed, the Master Issuer Deed of Charge and the Master Issuer Paying Agent and Agent Bank Agreement.

Copies of the Master Issuer Trust Deed, the Master Issuer Deed of Charge, the Master Issuer Paying Agent and Agent Bank Agreement and each of the other Transaction Documents are available for inspection during normal business hours at the registered office of the Master Issuer, being 35 Great St. Helen's, London EC3A 6AP, United Kingdom and the specified office for the time being of (a) the Principal Paying Agent, being at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom and (b) the US Paying Agent, being at 14th Floor, 388 Greenwich Street, New York, New York 10013, United States. Copies of the Final Terms of each Series and Class of Notes are obtainable by Noteholders during normal business hours at the registered office of the Master Issuer and the specified office for the time being of (i) the Principal Paying Agent and (ii) the US Paying Agent and any Noteholder must produce evidence satisfactory to the relevant Paying Agent as to its holding of Notes and identity.

The Holders of any Series and Class of Notes are entitled to the benefit of, are bound by, and are deemed to have notice of all the provisions of, and definitions contained or incorporated in, the Master Issuer Trust Deed, the Master Issuer Deed of Charge, the Master Issuer Paying Agent and Agent Bank Agreement, each of the other Transaction Documents and the applicable Final Terms and to have notice of each other Final Terms relating to each other Series and Class of Notes.

A glossary of definitions appears in CONDITION 19.

References herein to the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders shall, in each case and unless specified otherwise, be references to the Holders of the Notes of all Series of the applicable Class.

References herein to the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes or the Class D Notes shall, in each case and unless specified otherwise, be references to the Notes of all Series of the applicable Class.

1.     FORM, DENOMINATION, REGISTER, TITLE AND TRANSFERS

1.1    FORM AND DENOMINATION

       The US Notes will initially be offered and sold pursuant to a registration statement filed with the United States Securities and Exchange Commission. The Reg S Notes will initially be offered and sold outside the United States to non-US persons pursuant to Reg S.

       Each Series and Class of Notes will be issued in the Specified Currency and in the Specified Denomination.

       Each Series and Class of US Notes will be initially represented by a US Global Note, which, in the aggregate, will represent the Principal Amount Outstanding from time to time of such Series and Class of US Notes. Each Series and Class of Reg S Notes will be initially represented by a Reg S Global Note which, in the aggregate, will represent the Principal Amount Outstanding from time to time of such Series and Class of the Reg S Notes.

       Each Reg S Global Note will be deposited with, and registered in the name of a nominee of, a common depositary for Euroclear and Clearstream, Luxembourg. Each US Global Note will be deposited with a custodian for, and registered in the name of Cede & Co. (or such other name as may be requested by an authorised representative of DTC) as nominee of, DTC. Each Global Note will be numbered serially with an identifying number which will be recorded on the relevant Global Note and in the Register.

       Each Series and Class of Notes may be Fixed Rate Notes, Floating Rate Notes, Zero Coupon Notes or a combination of any of the foregoing, depending upon the Interest Basis shown in the applicable Final Terms.

       Each Series and Class of Notes may be Bullet Redemption Notes, Scheduled Redemption Notes, Pass-Through Notes or a combination of any of the foregoing, depending upon the Redemption/Payment Basis shown in the applicable Final Terms.

       Global Notes will be exchanged for notes in definitive registered form (DEFINITIVE NOTES) only under certain limited circumstances (as described in the relevant Global Note). If Definitive Notes are issued, they will be serially numbered and issued in an aggregate principal amount equal to the Principal Amount Outstanding of the relevant Global Note and in registered form only.

       The Reg S Notes (in either global or definitive form) will be issued in such denominations as specified in the applicable Final Terms, save that each Dollar Note will be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof, each Euro Note will be issued in minimum denominations of (euro)50,000 and in integral multiples of (euro)1,000 in excess thereof and each Sterling Note will be issued in minimum denominations of (pound)50,000 and in integral multiples of (pound)1,000 in excess thereof (provided that Notes issued with a maturity of less than one year will be issued in minimum denominations of (pound)100,000 (or such equivalent amount). No Note will be issued in a denomination of less than (euro)50,000 (or its equivalent in the relevant currency).

       In the case of a Series and Class of Notes with more than one Specified Denomination, Notes of one Specified Denomination may not be exchanged for Notes of such Series and Class of another Specified Denomination.

1.2    REGISTER

       The Registrar will maintain the Register in respect of the Notes in accordance with the provisions of the Master Issuer Paying Agent and Agent Bank Agreement. In these Conditions, the HOLDER of a Note means the person in whose name such Note is for the time being registered in the Register (or, in the case of a joint holding, the first named thereof). A Note will be issued to each Noteholder in respect of its registered holding. Each Note will be numbered serially with an identifying number which will be recorded in the Register.

1.3    TITLE

       The Holder of each Note shall (to the fullest extent permitted by applicable law) be treated by the Master Issuer, the Note Trustee, the Master Issuer Security Trustee, the Agent Bank and any Agent as the absolute owner of such Note for all purposes (including the making of any payments) regardless of any notice of ownership, theft or loss or any trust or other interest therein or of any writing thereon (other than the endorsed form of transfer).

1.4    TRANSFERS

       Title to the Notes shall pass by and upon registration in the Register. Subject as provided otherwise in this CONDITION 1.4, a Note may be transferred upon surrender of the relevant Note, with the endorsed form of transfer duly completed, at the Specified Office of the Registrar or the Transfer Agent, together with such evidence as the Registrar or (as the case may be) such Transfer Agent may reasonably require to prove the title of the transferor and the authority of the individuals who have executed the form of transfer; provided, however, that a Note may only be transferred in the minimum denominations specified in the applicable Final Terms. Where not all the Notes represented by the surrendered Note are the subject of the transfer, a new Note in respect of the balance of the Notes will be issued to the transferor.

       Within five Business Days of such surrender of a Note, the Registrar will register the transfer in question and deliver a new Note of a like principal amount to the Notes transferred to each relevant Holder at its Specified Office or (as the case may be) the Specified Office of the Transfer Agent or

       (at the request and risk of any such relevant Holder) by uninsured first class mail (and by airmail if the Holder is overseas) to the address specified for such purpose by such relevant Holder.

       The transfer of a Note will be effected without charge by the Registrar, but subject to payment of (or the giving of such indemnity as the Registrar may require for) any tax or other governmental charges which may be imposed in relation to it.

       Noteholders may not require transfers of Notes to be registered during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Notes.

       All transfers of Notes and entries on the Register are subject to the detailed regulations concerning the transfer of Notes scheduled to the Master Issuer Paying Agent and Agent Bank Agreement. The regulations may be changed by the Master Issuer with the prior written approval of the Note Trustee and the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to any Noteholder who requests in writing a copy of such regulations.

       The Notes are not issuable in bearer form.

2.     STATUS, PRIORITY AND SECURITY

2.1    STATUS

       The Notes of each Series and Class are direct, secured and unconditional obligations of the Master Issuer.

       Subject to the provisions of CONDITIONS 4 and 5 and subject to the other payment conditions set out in the applicable Final Terms and the other Transaction Documents:

       (a) the Class A Notes of each Series will rank pari passu without any preference or priority among themselves and with the Class A Notes of each other Series but in priority to the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes of any Series;

       (b) the Class B Notes of each Series will rank pari passu without any preference or priority among themselves and with the Class B Notes of each other Series but in priority to the Class M Notes, the Class C Notes and the Class D Notes of any Series;

       (c) the Class M Notes of each Series will rank pari passu without any preference or priority among themselves and with the Class M Notes of each other Series but in priority to the Class C Notes and the Class D Notes of any Series;

       (d) the Class C Notes of each Series will rank pari passu without any preference or priority among themselves and with the Class C Notes of each other Series but in priority to the Class D Notes of any Series; and

       (e) the Class D Notes of each Series will rank pari passu without any preference or priority among themselves and with the Class D Notes of each other Series.

2.2    CONFLICT BETWEEN THE CLASSES OF NOTES

       The Master Issuer Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders equally as regards all powers, trusts, authorities, duties and discretions of the Note Trustee under these Conditions or any of the Transaction Documents (except
                                       7
       where expressly provided otherwise), but requiring the Note Trustee to have regard (except as expressly provided otherwise):


       (a) for so long as there are any Class A Notes outstanding, only to the interests of the Class A Noteholders if, in the opinion of the Note Trustee, there is or may be a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders and/or the interests of the Class M Noteholders and/or the interests of the Class C Noteholders and/or the interests of the Class D Noteholders;

       (b) subject to (a) above and for so long as there are any Class B Notes outstanding, only to the interests of the Class B Noteholders if, in the opinion of the Note Trustee there is or may be a conflict between the interests of the Class B Noteholders and the interest of the Class M Noteholders and/or the interests of the Class C Noteholders and/or the interests of the Class D Noteholders;

       (c) subject to (a) and (b) above and for so long as there are any Class M Notes outstanding, only to the interests of the Class M Noteholders if, in the opinion of the Note Trustee, there is or may be a conflict between the interests of the Class M Noteholders and the interests of the Class C Noteholders and/or the interests of the Class D Noteholders; and

       (d) subject to (a), (b) above and (c) above and for so long as there are any Class C Notes outstanding, only to the interests of the Class C Noteholders if, in the opinion of the Note Trustee, there is or may be a conflict between the interests of the Class C Noteholders and the Class D Noteholders.

       The Master Issuer Trust Deed also contains provisions:

       (i) limiting the powers of the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders in each case, of any Series, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class A Noteholders of that Series or of any other Series. Except in certain circumstances described in CONDITION 11, the Master Issuer Trust Deed contains no such limitation on the powers of the Class A Noteholders, the exercise of which will be binding on the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders in each case, of any Series, irrespective of the effect thereof on their respective interests;

       (ii) limiting the powers of the Class M Noteholders, the Class C Noteholders and the Class D Noteholders in each case, of any Series, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class B Noteholders of that Series or of any other Series. Except in certain circumstances described above and in CONDITION 11, the Master Issuer Trust Deed contains no such limitation on the powers of the Class B Noteholders, the exercise of which will be binding on the Class M Noteholders, the Class C Noteholders and the Class D Noteholders, in each case, of any Series, irrespective of the effect thereof on their respective interests;

       (iii) limiting the powers of the Class C Noteholders and the Class D Noteholders in each case, of any Series, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class M Noteholders of that Series or of any other Series. Except in certain circumstances described above and in CONDITION 11, the Master Issuer Trust Deed contains no such limitation on the powers of the Class M Noteholders, the exercise of which will be binding on the Class C Noteholders and the Class D Noteholders in each case, of any Series, irrespective of the effect thereof on their interests; and

       (iv) limiting the powers of the Class D Noteholders of any Series, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class C Noteholders of that Series or of any other Series. Except in certain circumstances described above and in CONDITION 11, the Master Issuer Trust Deed contains no such limitation on the powers of the Class C Noteholders, the exercise of which will be binding on the Class D Noteholders of any Series, irrespective of the effect thereof on their respective interests.

       The Note Trustee shall be entitled to assume, for the purpose of exercising any right, power, trust, authority, duty or discretion under or in relation to these Conditions or any of the Transaction Documents, without further investigation or inquiry, that such exercise will not be materially prejudicial to the interests of the Noteholders (or any Series and Class thereof), if each of the Rating Agencies rating the relevant Series and Class has confirmed in writing that the then current ratings of the applicable Series and Class of Notes would not be reduced, withdrawn or qualified by such exercise.

2.3    SECURITY

       As security for, inter alia, the payment of all monies payable in respect of the Notes, the Master Issuer has entered into the Master Issuer Deed of Charge creating the Master Issuer Security in favour of the Master Issuer Security Trustee for itself and on trust for, inter alios, the Note Trustee and the Noteholders.

3.     COVENANTS

       Save with the prior written consent of the Note Trustee or unless provided in or contemplated under these Conditions or any of the Transaction Documents to which the Master Issuer is a party, the Master Issuer shall not, so long as any Note remains outstanding:

3.1    NEGATIVE PLEDGE

       create or permit to subsist any mortgage, standard security, pledge, lien, charge or other security interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings, present or future except where the same is given in connection with the issue of a Series and Class of Notes or the advance of a Master Issuer Subordinated Loan;

3.2    DISPOSAL OF ASSETS

       sell, assign, transfer, lend, lease or otherwise dispose of, or deal with, or grant any option or present or future right to acquire all or any of its properties, assets, or undertakings or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do any of the foregoing;

3.3    EQUITABLE INTEREST

       permit any person other than itself and the Master Issuer Security Trustee (as to itself and on behalf of the Master Issuer Secured Creditors) to have any equitable or beneficial interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

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3.4    BANK ACCOUNTS

       have an interest in any bank account, other than the Master Issuer Bank Accounts, except in connection with the issue of a Series where such bank account is immediately charged in favour of the Master Issuer Security Trustee pursuant to the Master Issuer Deed of Charge;

3.5    RESTRICTIONS ON ACTIVITIES

       carry on any business other than as described in the Base Prospectus (as revised, supplemented and/or amended from time to time) relating to the issue of the Notes, the advancing of Loan Tranches under the Master Intercompany Loan Agreement to Funding 2 and the related activities described therein or as contemplated in the Transaction Documents relating to the issue of the Notes and the advancing of Loan Tranches under the Master Intercompany Loan Agreement to Funding 2;

3.6    BORROWINGS

       incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness or obligation of any person, except where the same is incurred or given or the Master Issuer becomes so obligated in connection with the issue of a Series and Class of Notes or the advance of a Master Issuer Subordinated Loan or a Master Issuer Start-Up Loan;

3.7    MERGER

       consolidate or merge with any other person or convey or transfer substantially all of its properties or assets to any other person;

3.8    WAIVER OR CONSENT

       permit the validity or effectiveness of any of the Master Issuer Trust Deed or the Master Issuer Deed of Charge or the priority of the security interests created thereby to be amended, terminated, postponed, waived or discharged, or permit any other person whose obligations form part of the Master Issuer Security to be released from such obligations;

3.9    EMPLOYEES OR PREMISES

       have any employees or premises or subsidiaries;

3.10   DIVIDENDS AND DISTRIBUTIONS

       pay any dividend or make any other distribution to its shareholders or issue any further shares or alter any rights attaching to its shares as at the date of the Master Issuer Deed of Charge;

3.11   PURCHASE NOTES

       purchase or otherwise acquire any Note or Notes; or

3.12   UNITED STATES ACTIVITIES

       engage in any activities in the United States (directly or through agents), or derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged in a trade or business within the United States as determined under United States income tax principles.

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4.     INTEREST

4.1    INTEREST ON FIXED RATE NOTES

       Each Fixed Rate Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date at the rate(s) per annum equal to the Rate(s) of Interest payable, subject as provided in these Conditions, in arrear on the Interest Payment Date(s) in each year specified for such Fixed Rate Note up to (and including) the Final Maturity Date.

       Except as provided in the applicable Final Terms, the amount of interest payable in respect of any Fixed Rate Note on each Interest Payment Date for a Fixed Interest Period ending on (but excluding) such date will amount to the Fixed Coupon Amount. Payments of interest on any Interest Payment Date will, if so specified for such Note in the applicable Final Terms, amount to the Broken Amount so specified.

       As used in these Conditions, FIXED INTEREST PERIOD means the period from and including an Interest Payment Date (or the Interest Commencement
       Date) to but excluding the next (or the first) Interest Payment Date.

       If interest is required to be calculated in respect of any Fixed Rate Note for a period other than a Fixed Interest Period, such interest shall be calculated by applying the Rate of Interest specified for such Note in the applicable Final Terms to the Principal Amount Outstanding on such Note, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention and (in the case of a Global Note) apportioning the resulting total between the Noteholders in respect thereof pro rata and pari passu.

       DAY COUNT FRACTION means, in respect of the calculation of an amount of interest for any Fixed Rate Note in accordance with this CONDITION 4.1:

       (a) if "Actual/Actual (ICMA)" is specified for such Note in the applicable Final Terms:

              (i) in the case of Fixed Rate Notes where the number of days in the relevant period from (and including) the most recent Interest Payment Date for such Fixed Rate Notes (or, if none, the Interest Commencement Date) to (but excluding) the relevant Interest Payment Date (the ACCRUAL PERIOD) is equal to or shorter than the Determination Period during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (A) the number of days in such Determination Period and (B) the number of Determination Dates (as specified in the applicable Final Terms) that would occur in one calendar year; or

              (ii) in the case of Fixed Rate Notes where the Accrual Period is longer than the Determination Period during which the Accrual Period ends, the sum of:

                     (A) the number of days in such Accrual Period falling in the Determination Period in which the Accrual Period begins divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and

                     (B) the number of days in such Accrual Period falling in the next Determination Period divided by the product of (I) the number of days in such Determination Period and (II) the number of Determination Dates that would occur in one calendar year; and

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

       (b) if "30/360" is specified for such Fixed Rate Note in the applicable Final Terms, the number of days in the period from (and including) the most recent Interest Payment Date for such Fixed Rate Note (or, if none, the Interest Commencement Date) to (but excluding) the relevant Interest Payment Date (such number of days being calculated on the basis of a year of 360 days with twelve 30-day months) divided by 360.

       As used in these Conditions, DETERMINATION PERIOD means each period from and including a Determination Date (as defined in the applicable Final Terms) to but excluding the next Determination Date (including where either the Interest Commencement Date or the final Interest Payment Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date).

4.2    INTEREST ON FLOATING RATE NOTES

(a)    Interest Payment Dates

       Each Floating Rate Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date and such interest will be payable in arrear on the Interest Payment Date(s) in each year specified for such Floating Rate Note. Such interest will be payable in respect of each Floating Interest Period.

       As used in these Conditions, FLOATING INTEREST PERIOD means the period from and including an Interest Payment Date (or the Interest Commencement
       Date) to but excluding the next (or the first) Interest Payment Date.

       If a Business Day Convention is specified for a Floating Rate Note in the applicable Final Terms and (x) if there is no numerically corresponding day in the calendar month in which a Interest Payment Date should occur or (y) if any Interest Payment Date would otherwise fall on a day which is not a Business Day, then, if the Business Day Convention specified is:

       (i) the "Following Business Day Convention", the Interest Payment Date for such Floating Rate Note shall be postponed to the next day which is a Business Day; or

       (ii) the "Modified Following Business Day Convention", the Interest Payment Date for such Floating Rate Note shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event such Interest Payment Date shall be brought forward to the immediately preceding Business Day; or

       (iii) the "Preceding Business Day Convention", the Interest Payment Date for such Floating Rate Note shall be brought forward to the immediately preceding Business Day.

       In these Conditions, BUSINESS DAY means a day which is both:

       (i) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London, New York and any Additional Business Centre specified in the applicable Final Terms;

       (ii) a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System (the TARGET SYSTEM) is open; and

       (iii) in relation to any sum payable in a Specified Currency other than sterling, US dollar or euro a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London, New York and any Additional Business Centre).

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

(b)    Rate of Interest

       The Rate of Interest payable from time to time in respect of a Floating Rate Note will be determined in the manner specified for such Note in the applicable Final Terms.

       (i)    ISDA Determination for Floating Rate Notes

              Where "ISDA Determination" is specified for such Floating Rate
              Note in the applicable Final Terms as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Floating Rate Interest Period will be the relevant ISDA Rate plus or minus (as indicated for such Floating Rate Note in the applicable Final Terms) the Margin (if any). For the purposes of this subparagraph (i), ISDA RATE for an Interest Period means a rate equal to the Floating Rate that would be determined by the Agent Bank or other person specified in the applicable Final Terms under an interest rate swap transaction if the Agent Bank or that other person were acting as Calculation Agent for that swap transaction under the terms of an agreement incorporating the ISDA Definitions and under which:

              (A) the Floating Rate Option is as specified for such Floating Rate Note in the applicable Final Terms;

              (B) the Designated Maturity is the period specified for such Floating Rate Note in the applicable Final Terms; and

              (C) the relevant Reset Date is either (i) if the applicable Floating Rate Option is based on LIBOR or EURIBOR for a currency, the first day of that Interest Period, or (ii) in any other case, as specified for such Floating Rate Note in the applicable Final Terms.

              For the purposes of this subparagraph (i), FLOATING RATE, CALCULATION AGENT, FLOATING RATE OPTION, DESIGNATED MATURITY and RESET DATE have the meanings given to those terms in the ISDA Definitions.

       (ii)   Screen Rate Determination for Floating Rate Notes

              Where SCREEN RATE DETERMINATION is specified for a Floating Rate
              Note in the applicable Final Terms as the manner in which the Rate of Interest is to be determined for such Floating Rate Note, the Rate of Interest for each Interest Period will, subject as provided below, be either:

              (A) the offered quotation (if there is only one quotation on the Relevant Screen Page); or

              (B) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

              (expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Determination Date in question plus or minus the Margin (if any), all as determined by the Agent Bank. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Agent Bank for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

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

              The Master Issuer Paying Agent and Agent Bank Agreement contains provisions for determining the Rate of Interest pursuant to this subparagraph (ii) in the event that the Relevant Screen Page is not available or if, in the case of (A) above, no such offered quotation appears or, in the case of (B) above, fewer than three such offered quotations appear, in each case as at the time specified in the preceding paragraph.

              If the Reference Rate from time to time in respect of a Floating Rate Note is specified for such Floating Rate Note in the applicable Final Terms as being other than LIBOR or EURIBOR, the Rate of Interest in respect of such Floating Rate Note will be determined as provided for such Note in the applicable Final Terms.

(c)    Minimum Rate of Interest and/or Maximum Rate of Interest

       If the applicable Final Terms specifies a Minimum Rate of Interest for a Floating Rate Note for any Interest Period, then, in the event that the Rate of Interest for such Floating Rate Note in respect of such Interest Period determined in accordance with the provisions of paragraph (b) above is less than such Minimum Rate of Interest, the Rate of Interest for such Floating Rate Note for such Interest Period shall be such Minimum Rate of Interest.

       If the applicable Final Terms specifies a Maximum Rate of Interest for such Floating Rate Note for any Interest Period, then, in the event that the Rate of Interest for such Floating Rate Note in respect of such Interest Period determined in accordance with the provisions of paragraph
       (b) above is greater than such Maximum Rate of Interest, the Rate of Interest for such Floating Rate Note for such Interest Period shall be such Maximum Rate of Interest.

(d)    Determination of Rate of Interest and calculation of Interest Amounts

       The Agent Bank will at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest for the relevant Interest Period.

       The Agent Bank will calculate the amount of interest payable on the Floating Rate Notes in respect of each Specified Denomination or (in the case of a Global Note) the Principal Amount Outstanding thereunder (each an INTEREST AMOUNT) for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest to the Principal Amount Outstanding of each Floating Rate Note, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such subunit being rounded upwards or otherwise in accordance with applicable market convention and (in the case of a Global Note) apportioning the resulting total between the Noteholders in respect thereof pro rata and pari passu.

       DAY COUNT FRACTION means, in respect of the calculation of an amount of interest for a Floating Rate Note in accordance with this CONDITION 4.2(D) for any Interest Period:

       (a) if ACTUAL/365 or ACTUAL/ACTUAL (ISDA) is specified for such Floating Rate Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 365 (or, if any portion of that Interest Period falls in a leap year, the sum of
              (A) the actual number of days in that portion of the Interest Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Interest Period falling in a non-leap year divided by 365);

       (b)    if ACTUAL/365 (FIXED) is specified for such for such Floating Rate
              Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 365;

       (c) if ACTUAL/365 (STERLING) is specified for such Floating Rate Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 365 or, in the case of a Interest Payment Date falling in a leap year, 366;

       (d) if ACTUAL/360 is specified for such Floating Rate Note in the applicable Final Terms, the actual number of days in the Interest Period divided by 360;

       (e) if 30/360, 360/360 or BOND BASIS is specified for such Floating Rate Note in the applicable Final Terms, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with twelve 30-day months (unless (i) the last day of the Interest Period is the 31st day of a month but the first day of the Interest Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the Interest Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)); and

       (f)    if 30E/360 or EUROBOND BASIS is specified for such Floating Rate
              Note in the applicable Final Terms, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with twelve 30-day months, without regard to the date of the first day or last day of the Interest Period unless, in the case of the final Interest Period, the Final Maturity Date is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).

       (g)    Notification of Rate of Interest and Interest Amounts

              The Agent Bank will cause the Rate of Interest and each Interest Amount for each Interest Period and the relevant Interest Payment Date to be notified to the Note Trustee, the Master Issuer Security Trustee, the Master Issuer Cash Manager, the Paying Agents, the Registrar and to any stock exchange or other relevant competent authority or quotation system on which the relevant Floating Rate Notes are for the time being listed, quoted and/or traded or by which they have been admitted to listing and to be published in accordance with CONDITION 14 as soon as possible after their determination but in no event later than the fourth Business Day thereafter. Each Interest Amount and Interest Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. Any such amendment or alternative arrangements will be promptly notified to the Note Trustee and each stock exchange or other relevant authority on which the relevant Floating Rate Notes are for the time being listed or by which they have been admitted to listing and to Noteholders in accordance with CONDITION 14.

       (h)    Determination or Calculation by Note Trustee

              If for any reason at any relevant time, the Agent Bank or, as the case may be, the Calculation Agent defaults in its obligation to determine the Rate of Interest for a Floating Rate Note or the Agent Bank defaults in its obligation to calculate any Interest Amount for such Note in accordance with SUBPARAGRAPH (i)(b) or
              (ii) above or as otherwise specified for such Note in the applicable Final Terms, as the case may be, and in each case in accordance with PARAGRAPH (d) above, the Note Trustee shall determine the Rate of Interest at such rate as, in its absolute discretion (having such regard as it shall think fit to the foregoing provisions of this Condition, but subject always to any Minimum Rate of Interest or Maximum Rate of Interest specified for such Note in the applicable Final Terms), it shall deem fair and reasonable in all the circumstances or, as the case may be, the Note Trustee shall calculate the Interest Amount(s) in such manner as it shall deem fair and reasonable in all the circumstances and each such determination or calculation shall be deemed to have been made by the Agent Bank or the Calculation Agent, as the case may be.

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

      (i)    Certificates to be final

              All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this CONDITION 4.2, whether by the Agent Bank or the Calculation Agent or the Note Trustee shall (in the absence of wilful default, bad faith or manifest error) be binding on the Master Issuer, the Master Issuer Cash Manager, the Principal Paying Agent, the Calculation Agent, the other Paying Agents, the Note Trustee and all Noteholders and (in the absence of wilful default or bad faith) no liability to the Master Issuer or the Noteholders shall attach to the Agent Bank or the Calculation Agent or the Note Trustee in connection with the exercise or non-exercise by it of its powers, duties and discretions pursuant to such provisions.

4.3    ACCRUAL OF INTEREST

       Interest (if any) will cease to accrue on each Note (or in the case of the redemption of part only of a Note, that part only of such Note) on the due date for redemption thereof unless, upon due presentation thereof, payment of principal is improperly withheld or refused in which event, interest will continue to accrue until the earlier of:

       (a) the date on which all amounts due in respect of such Note have been paid; and

       (b) the seventh day after notice is duly given by the Principal Paying Agent or the US Paying Agent (as the case may be) to the Holder thereof that such payment will be made, provided that subsequently, payment is in fact made.

4.4    DEFERRED INTEREST

       To the extent that, subject to and in accordance with the relevant Master Issuer Priority of Payments, the funds available to the Master Issuer to pay interest on any Series and Class of Notes (other than any Series and Class of Notes if then the most senior Class of Notes then outstanding) on an Interest Payment Date (after discharging the Master Issuer's liabilities of a higher priority) are insufficient to pay the full amount of such interest, payment of the shortfall attributable to such Series and Class of Notes (DEFERRED INTEREST) will not then fall due but will instead be deferred until the first Interest Payment Date for such Notes thereafter on which sufficient funds are available (after allowing for the Master Issuer's liabilities of a higher priority and subject to and in accordance with the relevant Master Issuer Priority of Payments) to fund the payment of such Deferred Interest to the extent of such available funds.

       Such Deferred Interest will accrue interest (ADDITIONAL INTEREST) at the rate of interest applicable from time to time to the applicable Series and Class of Notes and payment of any Additional Interest will also be deferred until the first Interest Payment Date for such Notes thereafter on which funds are available (after allowing for the Master Issuer's liabilities of a higher priority subject to and in accordance with the relevant Master Issuer Priority of Payments) to the Master Issuer to pay such Additional Interest to the extent of such available funds.

       Amounts of Deferred Interest and Additional Interest shall not be deferred beyond the Final Maturity Date of the applicable Series and Class of Notes, when such amounts will become due and payable.

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

       Payments of interest due on an Interest Payment Date in respect of the most senior Class of Notes of any Series then outstanding will not be deferred. In the event of the delivery of a Note Acceleration Notice (as described in CONDITION 9), the amount of interest in respect of such Notes that was due but not paid on such Interest Payment Date will itself bear interest at the applicable rate until both the unpaid interest and the interest on that interest are paid as provided in the Master Issuer Trust Deed.

5.     REDEMPTION, PURCHASE AND CANCELLATION

5.1    FINAL REDEMPTION

       Unless previously redeemed in full as provided in this CONDITION 5, the Master Issuer shall redeem a Series and Class of Notes at their then Principal Amount Outstanding together with all accrued interest on the Final Maturity Date in respect of such Notes.

       The Master Issuer may not redeem such Notes in whole or in part prior to their Final Maturity Date except as provided in CONDITIONS 5.2, 5.4, 5.5 or 5.6 below, but without prejudice to CONDITION 9.

5.2    MANDATORY REDEMPTION OF THE NOTES IN PART

       On each Interest Payment Date, other than a Interest Payment Date on which a Series and Class of Notes are to be redeemed under CONDITIONS 5.1, 5.4, 5.5 or 5.6, the Master Issuer shall repay principal in respect of such Series and Class of Notes in an amount equal to the amount (if any) repaid on the corresponding Funding 2 Interest Payment Date in respect of the related Loan Tranche and pursuant to the Master Intercompany Loan Agreement converted, where the Specified Currency for such Notes is not Sterling, into the Specified Currency at the Specified Currency Exchange Rate for such Notes.

       To the extent that there are insufficient funds available to the Master Issuer to repay the amount due to be paid on such Interest Payment Date the Master Issuer will be required to repay the shortfall, to the extent that it receives funds therefor (and subject to the terms of the Master Issuer Deed of Charge and the Master Issuer Cash Management Agreement) on subsequent Interest Payment Dates in respect of such Series and Class of Notes.

5.3    NOTE PRINCIPAL PAYMENTS AND PRINCIPAL AMOUNT OUTSTANDING

       The principal amount redeemable (the NOTE PRINCIPAL PAYMENT) in respect of each Note of a particular Series and Class on any Interest Payment Date under CONDITION 5.2 above shall be a proportion of the amount required as at that Interest Payment Date to be applied in redemption of such Series and Class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of such Series and Class of Notes rounded down to the nearest sub-unit of the Specified Currency; provided always that no such Note Principal Payment may exceed the Principal Amount Outstanding of the relevant Note.

       On each Note Determination Date the Master Issuer shall determine (or cause the Agent Bank to determine) (a) the amount of any Note Principal Payment payable in respect of each Note of the relevant Series and Class on the immediately following Interest Payment Date and (b) the Principal Amount Outstanding of each such Note which shall be the Specified Denomination less (in each case) the aggregate amount of all Note Principal Payments in respect of such Note that has been paid since the relevant Closing Date and on or prior to that Note Determination Date (the PRINCIPAL AMOUNT OUTSTANDING) and (c) the fraction expressed as a decimal to the fifth decimal point (the POOL FACTOR), of which the numerator is the Principal Amount Outstanding of that Note (as referred to in (b) above) and the denominator is the Specified Denomination. Each determination by or on behalf of the Master Issuer of Note Principal Payment of a Note, the Principal Amount Outstanding of a Note and the Pool Factor shall in each case (in the absence of wilful default, bad faith or manifest error) be final and binding on all persons.

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

       The Master Issuer will cause each determination of the Note Principal Payment and the Principal Amount Outstanding and the Pool Factor in respect of a Series and Class of Notes to be notified forthwith, and in any event not later than 1.00 p.m. (London time) on the Business Day immediately succeeding the Note Determination Date, to the Principal Paying Agent, who will then notify the Agent Bank, other Paying Agents, the Note Trustee, the Registrar and (for so long as such Notes are listed on one or more stock exchanges) the relevant stock exchanges, and will cause notice of each determination of the Note Principal Payment and the Principal Amount Outstanding to be given to Noteholders in accordance with CONDITION 14 by no later than the Business Day after the relevant Interest Payment Date.

       If the Master Issuer does not at any time for any reason determine (or cause the Agent Bank to determine) a Note Principal Payment, the Principal Amount Outstanding or the Pool Factor in accordance with the preceding provisions of this CONDITION 5.3, such Note Principal Payment and/or Principal Amount Outstanding and/or Pool Factor may be determined by the Note Trustee in accordance with this CONDITION 5.3 in the manner the Note Trustee in its discretion considers fair and reasonable in the circumstances, having regard to this CONDITION 5.3, and each such determination or calculation shall be deemed to have been made by the Master Issuer. Any such determination shall (in the absence of wilful default, bad faith or manifest error) be binding on the Master Issuer, the Agent Bank and the Noteholders.

5.4    OPTIONAL REDEMPTION IN FULL

       Provided a Note Acceleration Notice has not been served and subject to the provisos below, upon giving not more than 60 nor less than 30 days' prior written notice to the Note Trustee, the relevant Master Issuer Swap Provider(s) and the Noteholders in accordance with CONDITION 14, the Master Issuer may redeem a Series and Class of Notes at their aggregate Redemption Amount together with any accrued and unpaid interest in respect thereof on the following dates:

       (a) the date specified as the Call Option Date (if any) for such Series and Class of Notes in the applicable Final Terms and on any Interest Payment Date for such Series and Class of Notes thereafter; or

       (b) the date specified as the Step-Up Date for such Series and Class of Notes in the applicable Final Terms and on any Interest Payment Date for such Series and Class of Notes thereafter; and

       (c) on such Interest Payment Date on which the aggregate Principal Amount Outstanding of such Series and Class of Notes and all other Classes of Notes of the same Series is less than 10% of the aggregate Principal Amount Outstanding of such Series of Notes as at the Closing Date on which such Series of Notes were issued,

       PROVIDED THAT:

       (i) (in any of the cases above), on or prior to giving any such notice, the Master Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Master Issuer to the effect that it will have the necessary funds to pay all amounts due in respect of the relevant Series and Class of Notes on the relevant Interest Payment Date and to discharge all other amounts required to be paid by it on the relevant Interest Payment Date in priority to or pari passu with such Series and Class of Notes in accordance with the applicable Master Issuer Priority of Payments; and

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       (ii)   (in the cases of (a) and (b) above), (1) the amount standing to the credit of the Funding 2 General Reserve Ledger is equal to or greater than the Funding 2 Reserve Required Amount or (2) each Rating Agency has provided written confirmation that the redemption will not result in a reduction, qualification or withdrawal of the then current ratings of the Notes then outstanding.

5.5    OPTIONAL REDEMPTION FOR TAX AND OTHER REASONS

       Provided a Note Acceleration Notice has not been served, if the Master Issuer at any time satisfies the Note Trustee immediately prior to the giving of the notice referred to below that:

       (a) on the next Interest Payment Date the Master Issuer would by virtue of a change in the law or regulations of the United Kingdom or any other jurisdiction (or the application or interpretation thereof) be required to deduct or withhold from any payment of principal or interest or any other amount under a Series and Class of Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than where the relevant Holder or beneficial owner has some connection with the relevant jurisdiction other than the holding of the Notes); or

       (b) on the next Interest Payment Date Funding 2 would be required to deduct or withhold from amounts due in respect of the Loan Tranche under the Master Intercompany Loan Agreement which was funded by such Series and Class of Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature; or

       (c) the Master Issuer or Funding 2, as the case may be, falls within the Securitisation Tax Regime but subsequently ceases to fall within such regime; and

       (d) in relation to any of the events described in (a), (b) and (c) above, such obligation of the Master Issuer or Funding 2 (as the case may be) or such ceasing to fall within the Securitisation Tax Regime cannot be avoided by the Master Issuer or Funding 2 (as the case may be) taking reasonable measures available to the Master Issuer or Funding 2 (as the case may be), then (in the case of any of the events described in (a) to (b) above) the Master Issuer shall use its reasonable endeavours to arrange the substitution of a company incorporated in another jurisdiction approved by the Note Trustee as principal debtor under such Notes, upon the Note Trustee being satisfied that (1) such substitution will not be materially prejudicial to the interests of the Noteholders of any Series and Class, and upon the Master Issuer Security Trustee being satisfied that (A) the position of the Master Issuer Secured Creditors will not thereby be adversely affected, and (B) such substitution would not require registration of any new security under United States securities laws or materially increase the disclosure requirements under United States law or the costs of issuance. Only if the Master Issuer is unable to arrange a substitution will the Master Issuer be entitled to redeem the Notes as described in this CONDITION 5.5.

       Subject to the proviso below, if the Master Issuer is unable to arrange a substitution as described above and, as a result, one or more of the events described in (a) or (b) above (as the case may be) is continuing, or if the event described in (c) above is continuing, then the Master Issuer may, having given not more than 60 nor less than 30 days' notice to the Note Trustee, the relevant Master Issuer Swap Provider(s) and the Noteholders in accordance with CONDITION 14, redeem all (but not some only) of such Series and Class of Notes on the immediately succeeding Interest Payment Date for such Notes at their aggregate Redemption Amount together with any accrued and unpaid interest in respect thereof provided that (in either case), prior to giving any such notice, the Master Issuer shall have provided to the Note Trustee:

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       (i)    a certificate signed by two directors of the Master Issuer stating the circumstances referred to in (a), (b) or (c) above and (d) above prevail and setting out details of such circumstances; and

       (ii) an opinion in form and substance satisfactory to the Note Trustee of independent legal advisors of recognised standing to the effect that the Master Issuer has or will become obliged to deduct or withhold such amounts as a result of such change or amendment or, as the case may be, that the Master Issuer or Funding 2, as the case may be, has or will cease to fall within the Securitisation Tax Regime and that such cessation would result in the Master Issuer and/or Funding 2 having to pay more tax than if the Master Issuer and Funding 2 remained within the Securitisation Tax Regime.

       The Note Trustee shall be entitled to accept such certificate and opinion as sufficient evidence of the satisfaction of the circumstance set out in
       (a), (b) or (c) above and (d) above in which event they shall be conclusive and binding on the Noteholders. The Master Issuer may only redeem such Series and Class of Notes as aforesaid, if on or prior to giving such notice, the Master Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Master Issuer to the effect that (A) it will have the funds available to make the required payment of principal and interest due in respect of such Series and Class of Notes on the relevant Interest Payment Date and to discharge all other amounts required to be paid by it on the relevant Interest Payment Date in priority to or pari passu with such Series and Class of Notes in accordance with the applicable Master Issuer Priority of Payments.

       In addition to the foregoing, if at any time the Master Issuer delivers a certificate to Funding 2, the Note Trustee and the Master Issuer Security Trustee to the effect that it would be unlawful for the Master Issuer to make, fund or allow to remain outstanding a Rated Loan Tranche under the Master Intercompany Loan Agreement, then the Master Issuer may require Funding 2 to prepay the relevant Loan Tranche on a Funding 2 Interest Payment Date subject to and in accordance with the provisions of the Master Intercompany Loan Agreement to the extent necessary to cure such illegality and the Master Issuer may redeem all (but not some only) of the relevant Series and Class of Notes at their Redemption Amount together with any accrued interest upon giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior written notice to the Master Issuer Security Trustee, the Note Trustee, the relevant Master Issuer Swap Provider(s) and the Noteholders in accordance with CONDITION 14, provided that, prior to giving any notice, the Master Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Master Issuer to the effect that it will have the funds, not subject to the interest of any other person, required to redeem the relevant Series and Class of Notes as provided above and any amount to be paid in priority to or pari passu with the relevant Series and Class of Notes. Such monies received by the Master Issuer shall be used to redeem the relevant Series and Class of Notes in full, together with any accrued and unpaid interest, on the equivalent Interest Payment Date.

5.6 OPTIONAL REDEMPTION OR PURCHASE FOR IMPLEMENTATION OF CAPITAL REQUIREMENTS DIRECTIVE

(a)    If:

       (i) the Basel II Framework (as described in the document titled "Basel II the International Convergence of Capital Measurement and Capital Standards: A Revised Framework" published in June 2004 by the Basel Committee on Banking Supervision) has been implemented in the United Kingdom, whether by rule of law, recommendation of best practices or by any other regulation (including pursuant to implementation in the United Kingdom of the EU Capital Requirements Directive);

       (ii) a Note Acceleration Notice has not been served on the relevant interest payment date for the exercise of the Purchase Option or Redemption Option, as the case may be;

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

       (iii) the Master Issuer has given not more than 60 days' and not less than 30 days' (or such shorter period as may be required by any relevant law) prior written notice to the Note Trustee, the Master Issuer Swap Provider and the Noteholders, in accordance with CONDITION 15 of the exercise of the Purchase Option or Redemption Option, as the case may be;

       (iv) prior to giving any such notice, the Master Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Master Issuer to the effect that the Master Issuer will have necessary funds to purchase or redeem, as the case may be, the Called Notes in accordance with this CONDITION 5.6 and to discharge all other amounts required to be paid by it on the relevant Interest Payment Date in priority to or pari passu with payments on the Called Notes on the relevant Interest Payment Date in accordance with the applicable Master Issuer Priority of Payments; and

       (v) the FSA has approved the exercise of the Purchase Option or Redemption Option (as defined below), as the case may be, if such approval is required by rule of law, recommendations of best practices or by any other regulation, then:

       (A) the Master Issuer has the right (the PURCHASE OPTION) to require holders of all but not some only of the Class B Notes and/or the Class M Notes and/or the Class C Notes and/or the Class D Notes, in each case, of any one or more Series issued prior to 1 January 2008 (collectively, the CALLED NOTES) to transfer the Called Notes to the Master Issuer on any Interest Payment Date (prior to 31 December 2010 or such later date as may be permitted by the FSA) falling on or after the Interest Payment Date specified in the applicable Final Terms (if any) for a price equal to the aggregate Redemption Amount, together with any accrued interest on the Called Notes, or

       (B) the Master Issuer may redeem (the REDEMPTION OPTION) the Called Notes on any Interest Payment Date (prior to 31 December 2010 or such later date as may be permitted by the FSA) falling on or after the Interest Payment Date specified in the applicable Final Terms (if any) at the aggregate Redemption Amount, together with any accrued interest on the Called Notes.

(b) The Called Notes transferred to the Master Issuer pursuant to the Purchase Option shall, subject as provided in (c) below, remain outstanding until the date on which they would otherwise be redeemed or cancelled in accordance with the Conditions.

(c) The Note Trustee shall concur in, execute and do all such deeds, instruments, acts and things, and shall consent to any amendment, modification or waiver of the provisions of the Transaction Documents to which it is a party, which may be necessary or desirable to permit and give effect to the exercise of the Purchase Option and the transfer of the Called Notes to the Master Issuer, including any waiver of convents of the Master Issuer and any suspension or termination of the rights of the holders of the Called Notes from (and including) the interest payment date specified for the exercise of the Purchase Option, for as long as the Called Notes have been transferred to the Master Issuer, other than the right to receive the price payable for such transfer.

(d) Each holder of Called Notes shall be deemed to have authorised and instructed DTC, Euroclear, or, as the case may be Clearstream, Luxembourg to effect the transfer of its Called Notes on the relevant Interest Payment Date to the Master Issuer, in accordance with the rules for the time being of DTC, Euroclear, or, as the case may be, Clearstream, Luxembourg.

(e) For the avoidance of doubt, the exercise of the Purchase Option or the Redemption Option will be subject always to compliance with the applicable laws and rules of the relevant time.

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5.7    REDEMPTION AMOUNTS

       For the purposes of this CONDITION 5, REDEMPTION AMOUNT means, in respect of any Series and Class of Notes, the amount specified in relation to such Notes in the applicable Final Terms or, if not so specified:

       (a) in respect of each Note (other than a Zero Coupon Note), the Principal Amount Outstanding of such Note or such other amount specified in the applicable Final Terms; and

       (b) in respect of each Zero Coupon Note, an amount (the AMORTISED FACE AMOUNT) calculated in accordance with the following formula:

       Redemption Amount = RP x (1 + AY) y

       where:

       RP=    the Reference Price;

       AY=    the Accrual Yield expressed as a decimal; and

       y=     the Day Count Fraction.

       If the amount payable in respect of any Zero Coupon Note upon redemption of such Zero Coupon Note pursuant to CONDITION 5.1, 5.2, 5.4, 5.5 or 5.6 above or upon its becoming due and repayable as provided in CONDITION 9 is improperly withheld or refused, the amount due and repayable in respect of such Note shall be the amount calculated as provided in paragraph (b) above as though the reference therein to the date fixed for the redemption or, as the case may be, the date upon which such Note becomes due and payable were replaced by reference to the date which is the earlier of:

       (i) the date on which all amounts due in respect of such Note have been paid; and

       (ii) the date on which the full amount of the monies payable in respect of such Note has been received by the Principal Paying Agent or the Note Trustee or the Registrar and notice to that effect has been given to the Noteholders in accordance with CONDITION 14.

       DAY COUNT FRACTION means, in respect of the calculation of the Redemption Amount for a Zero Coupon Note in accordance with this CONDITION 5.7 for any Zero Coupon Period:

       (i) if ACTUAL/ACTUAL is specified for the relevant Series and Class of Notes in the applicable Final Terms, the actual number of days from (and including) the first Closing Date of such Series and Class of Notes to (but excluding) the date fixed for redemption (the ZERO COUPON PERIOD) or, as the case may be, the date upon which such Series and Class of Notes becomes due and payable divided by 365 (or, if any portion of the Zero Coupon Period falls in one or more leap years, the sum of (A) the actual number of days in the Zero Coupon Period falling in a leap year divided by 366 and (B) the actual number of days in the Zero Coupon Period falling in a non-leap year divided by 365); or

       (ii) if 30/360 is specified for the relevant Series and Class of Notes in the applicable Final Terms, the number of days (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) during the Zero Coupon Period divided by 360.

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

5.8    MANDATORY TRANSFER OF REMARKETABLE NOTES

       (i)    Each Series and Class of Remarketable Notes shall, subject to
              (iii) below, be transferred in accordance with (iii) below on each relevant Mandatory Transfer Date prior to the occurrence of a Mandatory Transfer Termination Event (as confirmed by the relevant Remarketing Agent or the relevant Tender Agent by the provision of a Conditional Purchaser Confirmation to the Master Issuer and the Principal Paying Agent) in exchange for payment of the relevant Mandatory Transfer Price, and the Master Issuer will procure payment of the relevant Mandatory Transfer Price to the holders of such Series and Class of Remarketable Notes on the relevant Mandatory Transfer Date, provided that the Master Issuer shall not be liable for the failure to make payment of the relevant Mandatory Transfer Price to the holders of such Series and Class of Remarketable Notes to the extent that such failure is a result of the failure of the Remarketing Agent or the Conditional Purchaser to perform its obligations under the Remarketing Agreement.

       (ii) Subject to (i) above and (iii) below, all the holders' interests in a Series and Class of Remarketable Notes shall be transferred on the relevant Mandatory Transfer Date to the account of the relevant Remarketing Agent on behalf of the relevant purchasers or as otherwise notified by or on behalf of the relevant Remarketing Agent prior to such date or, if Definitive Notes have been issued with respect to such Series and Class of Remarketable Notes, such Series and Class of Remarketable Notes will be registered in the name of the relevant Remarketing Agent or as otherwise notified by or on behalf of the relevant Remarketing Agent by the Registrar and the Register will be amended accordingly with affect from the relevant Mandatory Transfer Date.

       (iii) Any holder of a Series and Class of Remarketable Notes may exercise his rights to retain such Series and Class of Remarketable Notes through the facilities of DTC at any time prior to the commencement of the relevant Remarketing Period that ends immediately before the relevant Mandatory Transfer Date.

6.     PAYMENTS

6.1    PAYMENT OF INTEREST AND PRINCIPAL

       Payments of principal shall be made by cheque in the Specified Currency, drawn on a Designated Bank, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifth Business Day before the Record Date (as defined in CONDITION 6.7), by transfer to a Designated Account maintained by the payee with a Designated Bank and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note at the Specified Office of any Paying Agent.

       Payments of interest shall be made by cheque in the Specified Currency drawn on a Designated Bank, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifth Business Day before the Record Date (as defined in CONDITION 6.7), by transfer to a Designated Account maintained by the payee with a Designated Bank and (in the case of interest payable on final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note at the Specified Office of any Paying Agent.

6.2    LAWS AND REGULATIONS

       Payments of principal and interest in respect of the Notes are subject in all cases to any fiscal or other laws and regulations applicable thereto. Noteholders will not be charged commissions or expenses on payments.

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6.3    PAYMENT OF INTEREST FOLLOWING A FAILURE TO PAY PRINCIPAL

       If payment of principal is improperly withheld or refused on or in respect of any Note or part thereof, the interest which continues to accrue in respect of such Note in accordance with CONDITION 4 will be paid in accordance with this CONDITION 6.

6.4    CHANGE OF AGENTS

       The initial Principal Paying Agent, the Registrar, the Transfer Agent and the initial Paying Agents are listed in these Conditions. The Master Issuer reserves the right, subject to the prior written approval of the Note Trustee, at any time to vary or terminate the appointment of the Principal Paying Agent, the Registrar, the Transfer Agent and the US Paying Agent and to appoint additional or other Paying Agents. The Master Issuer will at all times maintain a Paying Agent with a Specified Office in London and a US Paying Agent with a Specified Office in New York and a Registrar. Except where otherwise provided in the Master Issuer Trust Deed, the Master Issuer will cause at least 30 days' notice of any change in or addition to the Paying Agents, the Transfer Agent or the Registrar or their Specified Offices to be given in accordance with CONDITION 14 and will notify the Rating Agencies of such change or addition. For as long as any Note is outstanding, the Master Issuer will endeavour to maintain a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to such Directive.

6.5    NO PAYMENT ON NON-BUSINESS DAY

       Where payment is to be made by transfer to a Designated Account, payment instructions (for value the due date or, if the due date is not a Business Day, for value the next succeeding Business Day) will be initiated and, where payment is to be made by cheque, the cheque will be mailed (a) (in the case of payments of principal and interest payable on redemption) on the later of the due date for payment and the day on which the relevant Note is surrendered (or, in the case of part payment only, endorsed) at the Specified Office of a Paying Agent and (b) (in the case of payments of interest payable other than on redemption) on the due date for payment. A Holder of a Note shall not be entitled to any interest or other payment in respect of any delay in payment resulting from (i) the due date for a payment not being a Business Day or (ii) a cheque mailed in accordance with this CONDITION 6.5 arriving after the due date for payment or being lost in the mail.

6.6    PARTIAL PAYMENT

       If a Paying Agent makes a partial payment in respect of any Note, the Master Issuer shall procure and the Registrar will ensure that the amount and date of such payment are noted on the Register and, in the case of partial payment upon presentation of a Note, that a statement indicating the amount and date of such payment is endorsed on the relevant Note.

6.7    RECORD DATE

       Each payment in respect of a Note will be made to the persons shown as the Holder in the Register at the opening of business in the place of the Registrar's Specified Office on the fifteenth day before the due date for such payment (the RECORD DATE). Where payment in respect of a Note is to be made by cheque, the cheque will be mailed to the address shown as the address of the Holder in the Register at the opening of business on the relevant Record Date.

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6.8    PAYMENT OF INTEREST

       Subject as provided otherwise in these Conditions, if interest is not paid in respect of a Note of any Class on the date when due and payable (other than because the due date is not a Business Day) or by reason of non-compliance with CONDITION 6.1, then such unpaid interest shall itself bear interest at the Rate of Interest applicable from time to time to such Note until such interest and interest thereon are available for payment and notice thereof has been duly given in accordance with CONDITION 14.

7.     PRESCRIPTION

       Claims against the Master Issuer for payment of interest and principal on redemption shall be prescribed and become void if the relevant Notes are not surrendered for payment within a period of ten years from the relevant date in respect thereof. After the date on which a payment under a Note becomes void in its entirety, no claim may be made in respect thereof. In this CONDITION 7, the RELEVANT DATE, in respect of a payment under a Note, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Notes due on or before that date has not been duly received by the Principal Paying Agent, the US Paying Agent or the Note Trustee (as the case may be) on or prior to such date) the date on which the full amount of such monies having been so received, notice to that effect is duly given to Noteholders in accordance with CONDITION 14.

8.     TAXATION

       All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Master Issuer or any relevant Paying Agent is required by applicable law to make any payment in respect of the Notes subject to any such withholding or deduction. In that event, the Master Issuer or such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. No Paying Agent nor the Master Issuer will be obliged to make any additional payments to Noteholders in respect of such withholding or deduction.

9.     EVENTS OF DEFAULT

9.1    CLASS A NOTEHOLDERS

       The Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25% in aggregate Principal Amount Outstanding of the Class A Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this CONDITION 9.1 means the Class A Notes of all Series constituted by the Master Issuer Trust
       Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class A Notes shall), subject in each case to being indemnified and/or secured to its satisfaction, give notice (a CLASS A NOTE ACCELERATION NOTICE) to the Master Issuer, the Master Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) declaring (in writing) the Class A Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events which is continuing or unwaived:

       (a) default being made for a period of three Business Days in the payment of any amount of principal of the Class A Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of three Business Days in the payment of any amount of interest on the Class A Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

                                       25

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       (b)    the Master Issuer failing duly to perform or observe any other obligation binding upon it under the Class A Notes of any Series, the Master Issuer Trust Deed, the Master Issuer Deed of Charge or any other Transaction Document and, in any such case (except where the Note Trustee certifies that, in its sole opinion, such failure is incapable of remedy, in which case no notice will be required), such failure is continuing unremedied for a period of 20 days following the service by the Note Trustee on the Master Issuer of notice requiring the same to be remedied and the Note Trustee has certified that the failure to perform or observe is materially prejudicial to the interests of the Holders of the Class A Notes of such Series; or

       (c) the Master Issuer, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in SUBPARAGRAPH
              (d) below, ceases or threatens to cease to carry on its business or a substantial part of its business or the Master Issuer is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or otherwise becomes insolvent; or

       (d) an order being made or an effective resolution being passed for the winding-up of the Master Issuer except a winding-up for the purposes of or pursuant to an amalgamation, restructuring or merger the terms of which have previously been approved by the Note Trustee in writing or by an Extraordinary Resolution of the Holders of the Class A Notes; or

       (e) proceedings being otherwise initiated against the Master Issuer under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order, the filing of documents with the court for an administration or the service of a notice of intention to appoint an administrator) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the sole opinion of the Note Trustee, being disputed in good faith with a reasonable prospect of success, or an administration order being granted or the appointment of an administrator takes effect or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Master Issuer or in relation to the whole or any substantial part of the undertaking or assets of the Master Issuer, or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Master Issuer, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Master Issuer and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days, or the Master Issuer initiating or consenting to the foregoing proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally or a composition or similar arrangement with the creditors or takes steps with a view to obtaining a moratorium in respect of its indebtedness, including without limitation, the filing of documents with the court; or

       (f) if a Master Intercompany Loan Acceleration Notice is served under the Master Intercompany Loan Agreement while the Class A Notes of any Series are outstanding.

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9.2    CLASS B NOTEHOLDERS

       This CONDITION 9.2 shall have no effect if, and for as long as, any Class A Notes of any Series are outstanding. Subject thereto, for so long as any Class B Notes of any Series are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25% in aggregate Principal Amount Outstanding of the Class B Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this CONDITION 9.2, means the Class B Notes of all Series constituted by the Master Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class B Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a CLASS B NOTE ACCELERATION NOTICE) to the Master Issuer, the Master Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class B Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

       (a) default being made for a period of three Business Days in the payment of any amount of principal of the Class B Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of three Business Days in the payment of any amount of interest on the Class B Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

       (b)    the occurrence of any of the events in CONDITION 9.1(B), (C), (D),
              (E) or (F) ABOVE provided that the references in CONDITION 9.1(B), CONDITION 9.1(D) and CONDITION 9.1(F) to Class A Notes shall be read as references to Class B Notes.

9.3    CLASS M NOTEHOLDERS

       This CONDITION 9.3 shall have no effect if, and for as long as, any Class A Notes or Class B Notes of any Series are outstanding. Subject thereto, for so long as any Class M Notes of any Series are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25% in aggregate Principal Amount Outstanding of the Class M Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this CONDITION 9.3, means the Class M Notes of all Series constituted by the Master Issuer Trust
       Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class M Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a CLASS M NOTE ACCELERATION NOTICE) to the Master Issuer, the Master Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class M Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

       (a) default being made for a period of three Business Days in the payment of any amount of principal of the Class M Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of three Business Days in the payment of any amount of interest on the Class M Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

       (b)    the occurrence of any of the events in CONDITION 9.1(B), (C), (D),
              (E) or (F) ABOVE provided that the references in CONDITION 9.1(B), CONDITION 9.1(D) and CONDITION 9.1(F) to Class A Notes shall be read as references to Class M Notes.

9.4    CLASS C NOTEHOLDERS

       This CONDITION 9.4 shall have no effect if, and for as long as, any Class A Notes, Class B Notes or Class M Notes of any Series are outstanding. Subject thereto, for so long as any Class C Notes of any Series are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25% in aggregate Principal Amount Outstanding of the Class C Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this CONDITION 9.4, means the Class C Notes of all Series constituted by the Master Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class C Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction,

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

       give notice (a CLASS C NOTE ACCELERATION NOTICE) to the Master Issuer, the Master Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class C Notes and all other Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

       (a) default being made for a period of three Business Days in the payment of any amount of principal of the Class C Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of three Business Days in the payment of any amount of interest on the Class C Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

       (b)    the occurrence of any of the events in CONDITION 9.1(B), (C), (D),
              (E) or (F) ABOVE provided that the references in CONDITION 9.1(B), CONDITION 9.1(D) and CONDITION 9.1(F) to Class A Notes shall be read as references to Class C Notes.

9.5    CLASS D NOTEHOLDERS

       This CONDITION 9.5 shall have no effect if, and for as long as, any Class A Notes, Class B Notes, Class M Notes or Class C Notes of any Series are outstanding. Subject thereto, for so long as any Class D Notes of any Series are outstanding, the Note Trustee in its absolute discretion may (and if so requested in writing by the Holders of not less than 25% in aggregate Principal Amount Outstanding of the Class D Notes (which for this purpose and the purpose of any Extraordinary Resolution referred to in this CONDITION 9.5, means the Class D Notes of all Series constituted by the Master Issuer Trust Deed) or if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Holders of the Class D Notes shall), subject in each case to it being indemnified and/or secured to its satisfaction, give notice (a CLASS D NOTE ACCELERATION NOTICE) to the Master Issuer, the Master Issuer Security Trustee and the Funding 2 Security Trustee of a Note Event of Default (as defined below) and declaring (in writing) the Class D Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

       (a) default being made for a period of three Business Days in the payment of any amount of principal of the Class D Notes of any Series when and as the same ought to be paid in accordance with these Conditions or default being made for a period of three Business Days in the payment of any amount of interest on the Class D Notes of any Series when and as the same ought to be paid in accordance with these Conditions; or

       (b)    the occurrence of any of the events in CONDITION 9.1(B), (C), (D),
              (E) or (F) ABOVE provided that the references in CONDITION 9.1(B), CONDITION 9.1(D) and CONDITION 9.1(F) to Class A Notes shall be read as references to Class D Notes.

9.6    FOLLOWING SERVICE OF A NOTE ACCELERATION NOTICE

       In these Conditions, a NOTE ACCELERATION NOTICE means any of the Class A Note Acceleration Notice, the Class B Note Acceleration Notice, the Class M Note Acceleration Notice, the Class C Note Acceleration Notice and the Class D Note Acceleration Notice. For the avoidance of doubt, upon any Note Acceleration Notice being given by the Note Trustee in accordance with CONDITION 9.1, 9.2, 9.3, 9.4 or 9.5 all Notes shall immediately become due, without further action, notice or formality at their Principal Amount Outstanding together with accrued interest (or, in the case of a Zero Coupon Note, at its Redemption Amount, calculated in accordance with CONDITION 5.7).

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10.    ENFORCEMENT OF NOTES

10.1   ENFORCEMENT

       The Note Trustee may, at its discretion and without notice at any time and from time to time, take such steps and institute such proceedings against the Master Issuer or any other person as it may think fit to enforce the provisions of the Notes, the Trust Deed (including these Conditions) or any of the other Transaction Documents to which it is a party and the Note Trustee may, at its discretion without notice, at any time after the Master Issuer Security has become enforceable (including after the service of a Note Acceleration Notice in accordance with CONDITION 9), instruct the Master Issuer Security Trustee to take such steps as it may think fit to enforce the Master Issuer Security. The Note Trustee shall not be bound to take such steps or institute such proceedings or give such instructions unless:

       (a) (subject in all cases to restrictions contained in the Master Issuer Trust Deed to protect the interests of any higher ranking Class of Noteholders) it shall have been so directed by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders, the Class C Noteholders or the Class D Noteholders (which for this purpose means the Holders of all Series of the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes or the Class D Notes (as applicable)) or so requested in writing by the Holders of at least one quarter in aggregate Principal Amount Outstanding of the Class A Notes, Class B Notes, Class M Notes, Class C Notes or Class D Notes (as applicable) of all Series; and

       (b)    it shall have been indemnified and/or secured to its satisfaction.

              The Master Issuer Security Trustee shall not, and shall not be bound to, take such steps or take any such other action unless it is so directed by the Note Trustee and indemnified and/or secured to its satisfaction.

       Amounts available for distribution after enforcement of the Master Issuer Security shall be distributed in accordance with the terms of the Master Issuer Deed of Charge.

       No Noteholder may institute any proceedings against the Master Issuer to enforce its rights under or in respect of the Notes, the Master Issuer Trust Deed or the Master Issuer Deed of Charge unless (i) the Note Trustee or the Master Issuer Security Trustee, as applicable, has become bound to institute proceedings and has failed to do so within 30 days of becoming so bound and (ii) such failure is continuing; provided that no Class B Noteholder, Class M Noteholder, Class C Noteholder or Class D Noteholder will be entitled to commence proceedings for the winding up or administration of the Master Issuer unless there are no outstanding Notes of a Class with higher priority, or if Notes of a Class with higher priority are outstanding, there is consent of Noteholders of not less than one quarter of the aggregate principal amount of the Notes outstanding (as defined in the Master Issuer Trust Deed) of the Class or Classes of Notes with higher priority or pursuant to an Extraordinary Resolution of the Holders of such Class of Notes. Notwithstanding the foregoing and notwithstanding any other provision of the Master Issuer Trust Deed, the right of any Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of that Noteholder.

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

10.2   POST ENFORCEMENT CALL OPTION

       In the event that:

       (a) the Master Issuer Security is enforced and the Master Issuer Security Trustee determines that (i) the proceeds of such enforcement, after distribution of such proceeds to the persons entitled thereto ranking in priority to the Notes under the Master Issuer Deed of Charge and to the Noteholders (to the extent entitled thereto), are insufficient to pay in full all principal and interest and other amounts whatsoever due in respect of the Notes and all other claims ranking pari passu therewith (ii) such proceeds of enforcement have been so distributed in accordance with the terms of the Master Issuer Deed of Charge and (iii) there are no further assets available to pay principal and interest and other amounts whatsoever due in respect of the Notes; or

       (b) within 20 days following the Final Maturity Date of the latest maturing Note, the Master Issuer Security Trustee certifies that there is no further amount outstanding under the Master Intercompany Loan Agreement, then the Note Trustee is required, at the request of the Post-Enforcement Call Option Holder, for a nominal amount, to transfer or (as the case may be) procure transfer of all (but not some only) of the Notes to the Post-Enforcement Call Option Holder pursuant to the option granted to it by the Note Trustee (as agent for the Noteholders) under the terms of the Post Enforcement Call Option Agreement. Immediately upon such transfer, no such former Noteholder shall have any further interest in the Notes. Each of the Noteholders acknowledges that the Note Trustee has the authority and the power to bind the Noteholders in accordance with the terms and conditions set out in the Master Issuer Post-Enforcement Call Option Agreement and each Noteholder, by subscribing for or purchasing Notes, agrees to be so bound. The Note Trustee shall give notice of the exercise of such option to the Noteholders in accordance with CONDITION 14.

11.    MEETINGS OF NOTEHOLDERS, MODIFICATIONS AND WAIVER

11.1   MEETINGS OF NOTEHOLDERS

       The Master Issuer Trust Deed contains provisions for convening meetings of Noteholders of any Series and Class to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any provision of these Conditions or the provisions of any of the Transaction Documents.

       (a)    Class A Notes

              In respect of the Class A Notes, the Master Issuer Trust Deed provides that, subject to CONDITION 11.2:

              (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of one class only of the Class A Notes shall be deemed to have been duly passed if passed at a meeting of the Holders of that class of the Class A Notes;

              (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class A Notes but does not give rise to a conflict of interest between the Holders of any such two or more Classes of Class A Notes, shall be deemed to have been duly passed if passed at a single meeting of the Holders of that class of such two or more Classes of Class A Notes; and

              (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class A Notes and gives or may give rise to a conflict of interest between the Holders of any such two or more Classes of Class A Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the Holders of such two or more Classes of Class A Notes, it shall be passed at separate meetings of the Holders of each of such two or more Classes of Class A Notes.

       (b)    Class B Notes

              In respect of the Class B Notes, the Master Issuer Trust Deed provides that, subject to CONDITION 11.2:

              (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of one class only of the Class B Notes shall be deemed to have been duly passed if passed at a meeting of the Holders of that class of the Class B Notes;

              (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class B Notes but does not give rise to a conflict of interest between the Holders of any such two or more Classes of Class B Notes, shall be deemed to have been duly passed if passed at a single meeting of the Holders of such two or more Classes of Class B Notes; and


              (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class B Notes and gives or may give rise to a conflict of interest between the Holders of any such two or more Classes of Class B Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the Holders of such two or more Classes of Class B Notes, it shall be passed at separate meetings of the Holders of each of such two or more Classes of Class B Notes.

       (c)    Class M Notes

              In respect of the Class M Notes, the Master Issuer Trust Deed provides that, subject to CONDITION 11.2:

              (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of one class only of the Class M Notes shall be deemed to have been duly passed if passed at a meeting of the Holders of that class of the Class M Notes;

              (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class M Notes but does not give rise to a conflict of interest between the Holders of any such two or more Classes of Class M Notes, shall be deemed to have been duly passed if passed at a single meeting of the Holders of such two or more Classes of Class M Notes; and

              (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class M Notes and gives or may give rise to a conflict of interest between the Holders of any such two or more Classes of Class M Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the Holders of such two or more Classes of Class M Notes, it shall be passed at separate meetings of the Holders of each of such two or more Classes of Class M Notes.

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

       (d)    Class C Notes

              In respect of the Class C Notes, the Master Issuer Trust Deed provides that, subject to CONDITION 11.2:

              (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of one class only of the Class C Notes shall be deemed to have been duly passed if passed at a meeting of that class of the Holders of that class of the Class C Notes;

              (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class C Notes but does not give rise to a conflict of interest between the Holders of any such two or more Classes of Class C Notes, shall be deemed to have been duly passed if passed at a single meeting of the Holders of such two or more Classes of Class C Notes; and

              (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class C Notes and gives or may give rise to a conflict of interest between the Holders of any such two or more Classes of Class C Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the Holders of such two or more Classes of Class C Notes, it shall be passed at separate meetings of the Holders of each of such two or more Classes of Class C Notes.

       (e)    Class D Notes

              In respect of the Class D Notes, the Master Issuer Trust Deed provides that, subject to CONDITION 11.2:

              (i) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of one class only of the Class D Notes shall be deemed to have been duly passed if passed at a meeting of the Holders of that class of the Class D Notes;

              (ii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class D Notes but does not give rise to a conflict of interest between the Holders of any such two or more Classes of Class D Notes, shall be deemed to have been duly passed if passed at a single meeting of the Holders of such two or more Classes of Class D Notes; and

              (iii) a resolution which, in the sole opinion of the Note Trustee, affects the interests of the Holders of any two or more classes of the Class D Notes and gives or may give rise to a conflict of interest between the Holders of any such two or more Classes of Class D Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the Holders of such two or more Classes of Class D Notes, it shall be passed at separate meetings of the Holders of each of such two or more Classes of Class D Notes.

       The quorum for any meeting of the Holders of any Series and Class of Notes or of any Class of Notes of more than one Series convened to consider a resolution (except for the purpose of passing an Extraordinary Resolution or a Programme Resolution) will be one or more persons holding or representing not less than one-twentieth of the aggregate Principal Amount Outstanding of such Series and Class of Notes or such Class of Notes of more than one Series or, at any adjourned meeting, one or more persons being or representing Noteholders of such Series and Class of Notes or such Class of Notes of more than one Series, whatever the aggregate Principal Amount Outstanding

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

       of the relevant Notes so held or represented. A RESOLUTION means a resolution (excluding an Extraordinary Resolution or a Programme Resolution) passed at a meeting of Noteholders duly convened and held in accordance with the provisions of the Master Issuer Trust Deed by a simple majority of the persons voting thereat upon a show of hands or if a poll is duly demanded by a simple majority of the votes cast on such poll.

       Subject as provided in the following paragraph, the quorum at any meeting of the Holders of any Series and Class of Notes or of any Class of Notes of more than one Series of Notes convened to consider an Extraordinary Resolution will be one or more persons holding or representing not less than 50% of the aggregate Principal Amount Outstanding of such Series and Class of Notes or such Class of Notes of more than one Series or, at any adjourned meeting, one or more persons being or representing Noteholders of such Series and Class of Notes or such Class of Notes of more than one Series of Notes, whatever the aggregate Principal Amount Outstanding of the relevant Notes so held or represented.

       The quorum at any meeting of Noteholders for passing an Extraordinary Resolution which includes the sanctioning of a modification which would have the effect of altering the amount or timing of payments of principal on the Notes of such Series and Class or of such Class or the rate, the day or the timing of payments of interest thereon or of the currency of payment of the Notes of such Series and Class or of such Class or altering the priority of payments to the extent it affects such Series and Class or of such Class or altering the quorum or majority required in relation to any resolution (each a BASIC TERMS MODIFICATION, as more fully defined in the Master Issuer Trust Deed) shall be one or more persons holding or representing not less than 75% of the aggregate Principal Amount Outstanding of the Notes of the relevant Series and Class or of the Class of Notes of more than one Series of Notes or, at any adjourned and reconvened meeting, not less than 25% of the aggregate Principal Amount Outstanding of the Notes of the relevant Series and Class or of the Class of Notes of more than one Series of Notes.

       An Extraordinary Resolution passed at any meeting of Noteholders shall be binding on all of the Noteholders of the relevant Series and Class or of the Class of Notes of more than one Series of Notes whether or not they are present or represented at the meeting.

       In connection with any meeting of Noteholders where the relevant Notes (or any of them) are not denominated in Sterling, the Principal Amount Outstanding of any Note not denominated in Sterling shall be converted into Sterling at the relevant Specified Currency Exchange Rate.

       A resolution signed by or on behalf of all the Noteholders of the relevant Series and Class or of the relevant Class of more than one Series of Notes who for the time being are entitled to receive notice of a meeting under the Master Issuer Trust Deed shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of Holders of such Series and Class or of the relevant Class of more than one Series of Notes.

11.2   PROGRAMME RESOLUTION

       Notwithstanding the provisions of CONDITION 11.1, any Extraordinary Resolution of the Noteholders of any Class to direct the Note Trustee to give a Note Acceleration Notice pursuant to CONDITION 9 or take any enforcement action or instruct the Master Issuer Security Trustee to enforce the Master Issuer Security pursuant to CONDITION 10 (a PROGRAMME RESOLUTION) shall only be capable of being passed at a single meeting of the Noteholders of all Series of such Class of Notes. The quorum at any such meeting for passing a Programme Resolution shall be one or more persons holding or representing not less than 50% of the aggregate Principal Amount Outstanding of the Notes of such Class or, at any adjourned and reconvened meeting, one or more persons being or representing Noteholders of such Class of Notes, whatever the aggregate Principal Amount Outstanding of such Class of Notes so held or represented by them.

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       A Programme Resolution passed at any meeting of all Series of any Class of Notes shall be binding on all Noteholders of all Series of that Class of Notes, whether or not they are present or represented at the meeting.

11.3   LIMITATIONS ON NOTEHOLDERS

       Subject as provided in CONDITION 11.4:

       (a) an Extraordinary Resolution of the Class A Noteholders of any Series shall be binding on all Class B Noteholders, all Class M Noteholders, all Class C Noteholders and all Class D Noteholders in each case, of that Series or of any other Series;

       (b) no Extraordinary Resolution of the Class B Noteholders of any Series shall take effect for any purpose while any Class A Notes of that Series or of any other Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders of any Series as applicable and subject hereto and to CONDITION 11.4, an Extraordinary Resolution of the Class B Noteholders of any Series will be binding on the Class M Noteholders, the Class C Noteholders and the Class D Noteholders in each case, of that or any other Series irrespective of the effect upon them;

       (c) no Extraordinary Resolution of the Class M Noteholders of any Series shall take effect for any purpose while any Class A Notes or Class B Notes in each case, of that Series or of any other Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders and an Extraordinary Resolution of the Class B Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class A Noteholders and/or the Class B Noteholders of any Series (as applicable) and subject hereto and to CONDITION 11.4, an Extraordinary Resolution of the Class M Noteholders of any Series will be binding on the Class C Noteholders and the Class D Noteholders in each case, of that or of any other Series irrespective of the effect upon them;

       (d) no Extraordinary Resolution of the Class C Noteholders of any Series shall take effect for any purpose while any Class A Notes, Class B Notes or Class M Notes in each case, of that Series or of any other Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders and an Extraordinary Resolution of the Class M Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class A Noteholders, the Class B Noteholders and/or the Class M Noteholders of any Series (as applicable) and subject hereto and to CONDITION 11.4, an Extraordinary Resolution of the Class C Noteholders of any Series will be binding on the Class D Noteholders of that or any other Series irrespective of the effect upon them; and

       (e) no Extraordinary Resolution of Class D Noteholders of any Series shall take effect for any purpose while any Class A Notes, Class B Notes, Class M Notes or Class C Notes in each case, of that Series or of any other Series remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Class M Noteholders and an Extraordinary Resolution of the Class C Noteholders, in each case of each Series or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and/or the Class C Noteholders of any Series (as applicable).

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11.4   APPROVAL OF MODIFICATIONS AND WAIVERS BY NOTEHOLDERS

       No Extraordinary Resolution of the Noteholders of any one or more Series of Class A Notes to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Transaction Documents or the Conditions of the Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Class M Noteholders, an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class B Noteholders, the Class M Noteholders, the Class C Noteholders and the Class D Noteholders of any Series.

       No Extraordinary Resolution of the Noteholders of any one or more Series of Class B Notes to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Transaction Documents or the Conditions of the Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class M Noteholders, an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class M Noteholders, the Class C Noteholders and the Class D Noteholders of any Series.

       No Extraordinary Resolution of the Noteholders of any one or more Series of Class M Notes to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Transaction Documents or the Conditions of the Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class C Noteholders and an Extraordinary Resolution of the Class D Noteholders, in each case of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the respective interests of the Class C Noteholders and the Class D Noteholders of any Series.

       No Extraordinary Resolution of the Noteholders of any one or more Series of Class C Notes to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Transaction Documents or the Conditions of the Notes shall take effect unless it has been sanctioned by an Extraordinary Resolution of the Class D Noteholders of each Series, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class D Noteholders of any Series.

11.5   MODIFICATIONS AND DETERMINATIONS BY NOTE TRUSTEE

       The Note Trustee, may, without the consent of the Noteholders:

       (a) agree to any modification (other than a Basic Terms Modification) of, or to the waiver or authorisation of any breach or proposed breach of, the Conditions of any Series and Class of Notes or any of the Transaction Documents which is not, in the opinion of the Note Trustee, materially prejudicial to the interests of the Noteholders of any Series and Class of Notes; or

       (b) determine that any Note Event of Default shall not be treated as such provided that it is not in the opinion of the Note Trustee materially prejudicial to the interests of the Holders of the most senior Class of Notes then outstanding; or

       (c) agree to any modification (including a Basic Terms Modification) of these Conditions or any of the Transaction Documents which, in the sole opinion of the Note Trustee, is of a formal, minor or technical nature or is to correct a manifest error or an error established as such to the satisfaction of the Note Trustee or is to comply with the mandatory provisions of law; or

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       (d)    agree to any modification of any of these Conditions or any
              Transaction Documents as expressly provided for in the Transaction Documents.

       For the avoidance of doubt, the Note Trustee shall be entitled to assume, without further investigation or inquiry, that such modification, waiver or authorisation, will not be materially prejudicial to the interests of the Noteholders if each of the Rating Agencies rating the relevant Series and Class of Notes has confirmed in writing that the then current ratings of the applicable Series and Class of Notes would not be reduced, withdrawn or qualified by such modification, waiver or authorisation. Any such modification, waiver, authorisation or determination shall be binding on the Noteholders and, unless the Note Trustee, agrees otherwise, any such modification shall be notified to the Noteholders and the Rating Agencies in accordance with CONDITION 14 as soon as practicable thereafter.

11.6   REDENOMINATION

       The Note Trustee may agree, without the consent of the Holders of the Sterling Notes on or after the Specified Date (as defined below), to such modifications to the Sterling Notes and the Master Issuer Trust Deed in respect of redenomination of such Notes in euro and associated reconventioning, renominalisation and related matters in respect of such Notes as may be proposed by the Master Issuer (and confirmed by an independent financial institution approved by the Note Trustee to be in conformity with then applicable market conventions) and to provide for redemption at the euro equivalent of the sterling principal amount of the Sterling Notes. For these purposes, SPECIFIED DATE means the date on which the United Kingdom participates in the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union, or otherwise participates in European economic and monetary union in a manner with an effect similar to such third stage.

       Any such modification shall be binding on the Holders of the Sterling Notes and, unless the Note Trustee agrees otherwise, any such modification shall be notified to such Noteholders in accordance with CONDITION 14 as soon as practicable thereafter.

11.7   EXERCISE OF NOTE TRUSTEE'S FUNCTIONS

       Where the Note Trustee is required, in connection with the exercise of its powers, trusts, authorities, duties and discretions under these Conditions or any Transaction Document, to have regard to the interests of the Noteholders of any Class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, the Note Trustee shall not have regard to, or be in any way liable for, the consequences of such exercise for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. In connection with any such exercise, the Note Trustee shall not be entitled to require, and no Noteholder shall be entitled to claim, from the Master Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders.

12.    INDEMNIFICATION OF THE NOTE TRUSTEE AND THE MASTER ISSUER SECURITY
       TRUSTEE

       The Master Issuer Trust Deed and the Master Issuer Deed of Charge set out certain provisions for the benefit of the Note Trustee and the Master Issuer Security Trustee. The following is a summary of such provisions and is subject to the more detailed provisions of the Master Issuer Trust Deed and the Master Issuer Deed of Charge.

       The Transaction Documents contain provisions governing the responsibility (and relief from responsibility) of the Note Trustee and the Master Issuer Security Trustee and providing for their indemnification in certain circumstances, including, among others, provisions relieving the Master

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       Issuer Security Trustee from taking enforcement proceedings or enforcing the Master Issuer Security unless indemnified to its satisfaction. The Note Trustee and the Master Issuer Security Trustee are also entitled to be paid their costs and expenses in priority to any interest payments to Noteholders.

       The Note Trustee and the Master Issuer Security Trustee and their related companies are entitled to enter into business transactions with the Master Issuer, Bank of Scotland, the Master Issuer Cash Manager and/or the related companies of any of them and to act as note trustee or security trustee for the holders of any new notes and/or any other person who is a party to any Transaction Document or whose obligations are comprised in the Master Issuer Security and/or any of its subsidiary or associated companies without accounting for any profit resulting therefrom.

       Neither the Note Trustee nor the Master Issuer Security Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets comprised in the Master Issuer Security, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by clearing organisations or their operators or by intermediaries such as banks, brokers or other similar persons on behalf of the Note Trustee or the Master Issuer Security Trustee, as applicable.

       Furthermore, the Note Trustee and the Master Issuer Security Trustee will be relieved of liability for making searches or other inquiries in relation to the assets comprising the Master Issuer Security. The Note Trustee and the Master Issuer Security Trustee do not have any responsibility in relation to the legality and the enforceability of the trust arrangements and the related Master Issuer Security. Neither the Note Trustee nor the Master Issuer Security Trustee will be obliged to take any action that might result in its incurring personal liabilities. Neither the Note Trustee nor the Master Issuer Security Trustee is obliged to monitor or investigate the performance of any other person under the Transaction Documents and is entitled to assume, until it has actual knowledge to the contrary, that all such persons are properly performing their duties, unless it receives express notice to the contrary.

       Neither the Note Trustee nor the Master Issuer Security Trustee will be responsible for any deficiency that may arise because it is liable to tax in respect of the proceeds of any Master Issuer Security.

13.    REPLACEMENT OF NOTES

       If Definitive Notes are lost, stolen, mutilated, defaced or destroyed, the Noteholder can replace them at the Specified Office of any Paying Agent subject to all applicable laws and stock exchange requirements. The Noteholder will be required both to pay the expenses of producing a replacement and to comply with the Master Issuer's, the Registrar's and the Paying Agent's reasonable requests for evidence and indemnity.

       If a Global Note is lost, stolen, mutilated, defaced or destroyed, the Master Issuer will deliver a replacement Global Note to the registered holder upon receipt of satisfactory evidence and surrender of any defaced or mutilated Global Note. A replacement will only be made upon payment of the expenses for a replacement and compliance with the Master Issuer's, Registrar's and Paying Agents' reasonable requests as to evidence and indemnity.

       Defaced or mutilated Notes must be surrendered before replacements will be issued.

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14.    NOTICE TO NOTEHOLDERS

14.1   PUBLICATION OF NOTICE

       Any notice to Noteholders shall be validly given if such notice is:

       (a) sent to them by first class mail (or its equivalent) or (if posted to a non-UK address) by airmail at the respective addresses on the Register; and

       (b)    published in The Financial Times; and

       (c) for so long as amounts are outstanding on the US Notes, in a daily newspaper of general circulation in New York (which is expected to be The New York Times);

       or, if any of such newspapers set out above shall cease to be published or timely publication therein shall not be practicable, in a leading English language daily newspaper having general circulation in the United Kingdom or the United States (as applicable) provided that if, at any time, the Master Issuer procures that the information concerned in such notice shall be published on the Relevant Screen, publication in the newspapers set out above or such other newspaper or newspapers shall not be required with respect to such information.

14.2   DATE OF PUBLICATION

       Any notices so published shall be deemed to have been given on the fourth day after the date of posting, or as the case may be, on the date of such publication or, if published more than once on different dates, on the first date on which publication shall have been made in the newspaper or newspapers in which (or on the Relevant Screen on which) publication is required.

14.3   GLOBAL NOTES

       While the Notes are represented by Global Notes, any notice to Noteholders will be validly given if such notice is provided in accordance with CONDITION 14.1 or (at the option of the Master Issuer) if delivered to DTC (in the case of the US Notes) or Euroclear and/or Clearstream, Luxembourg (in the case of the Reg S Notes) or (if specified in the applicable Final Terms) if delivered through any ALTERNATIVE CLEARING SYSTEM specified therein. Any notice delivered to the DTC and/or Euroclear and/or Clearstream, Luxembourg and/or such Alternative Clearing System will be deemed to be given on the day of such delivery.

14.4   NOTE TRUSTEE'S DISCRETION TO SELECT ALTERNATIVE METHOD

       The Note Trustee shall be at liberty to sanction some other method of giving notice to the Noteholders or any Series or Class or category of them having regard to market practice then prevailing and to the requirements of the stock exchanges on which the Notes are then admitted for trading and provided that notice of such other method is given to the Noteholders in such manner as the Note Trustee shall require.

15.    NOTE ISSUES

       The Master Issuer shall be at liberty from time to time, without the consent of the Noteholders, to create and issue Notes, upon satisfaction of the following conditions:

       (a) the Master Issuer obtaining a written confirmation from each of the Rating Agencies that the then current ratings of the outstanding Funding 1 Notes and the outstanding Notes will not be withdrawn, qualified or reduced because of the new issue;

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

       (b) the Master Issuer providing written certification to the Funding 2 Security Trustee and the Master Issuer Security Trustee that no Master Intercompany Loan Event of Default has occurred which has not been remedied or waived and no Master Intercompany Loan Event of Default will occur as a result of the issue of the new Notes; and

       (c) the Master Issuer providing written certification to the Funding 2 Security Trustee and the Master Issuer Security Trustee:

              (i) that no principal deficiency is recorded on the Funding 2 Principal Deficiency Ledger in relation to the Loan Tranches outstanding at that time; or

              (ii) where a Principal Deficiency is recorded on the Funding 2 Principal Deficiency Ledger at that time, that there will be sufficient Funding 2 Available Revenue Receipts on the forthcoming Funding 2 Interest Payment Date, when applied in accordance with the Funding 2 Pre-Enforcement Revenue Priority of Payments, to eliminate such Principal Deficiency.

16.    RATING AGENCIES

       If:

       (a) a confirmation of rating or other response by a Rating Agency is a condition to any action or step under any Transaction Document (other than pursuant to CONDITION 15); and

       (b) a written request for such confirmation or response is delivered to each Rating Agency by the Master Issuer (copied to the Note Trustee and/or the Master Issuer Security Trustee and/or the Funding 2 Security Trustee, as applicable) and either one or more Rating Agency (each a NON-RESPONSIVE RATING AGENCY) indicates that it does not consider such confirmation or response necessary in the circumstances; and

       (c) at least one Rating Agency gives such a confirmation or response based on the same facts,

       then such condition shall be deemed to be modified with respect to the facts set out in the request referred to in (b) so that there shall be no requirement for the confirmation or response from the Non-Responsive Rating Agency.

       The Note Trustee and/or the Master Issuer Security Trustee and/or the Funding 2 Security Trustee, as applicable, shall be entitled to treat as conclusive a certificate by any director, officer or employee of the Master Issuer, Funding 2, the Seller, any investment bank or financial adviser acting in relation to the Notes as to any matter referred to in
       (b) in the absence of manifest error or the Note Trustee and/or the Master Issuer Security Trustee and/or the Funding 2 Security Trustee, as applicable, having facts contradicting such certificates specifically drawn to his attention and the Note Trustee and/or the Master Issuer Security Trustee and/or the Funding 2 Security Trustee, as applicable, shall not be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused as a result.

17.    GOVERNING LAW AND JURISDICTION

       The Transaction Documents and the Notes are governed by English law unless specifically stated to the contrary. Certain provisions in the Transaction Documents relating to property situated in Scotland are governed by Scots law. Unless specifically stated to the contrary:

       (a) the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Notes and the Transaction Documents; and

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

       (b) the Master Issuer and the other parties to the Transaction Documents irrevocably submit to the non-exclusive jurisdiction of the courts of England.

18.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

       No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

19.    DEFINITIONS

       Unless otherwise defined in these Conditions or unless the context otherwise requires, in these Conditions the following words shall have the following meanings and any other capitalised terms used in these Conditions shall have the meanings ascribed to them or incorporated in the Master Issuer Trust Deed or the Master Definitions Schedule. The provisions of Clause 2 (Interpretation and Construction) of the Master Definitions Schedule are incorporated into and shall apply to these Conditions.

       A LOAN TRANCHES means the Loan Tranches made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of issue of the Class M Notes of any Series;

       AA LOAN TRANCHES means the Loan Tranches made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of issue of the Class B Notes of any Series;

       AAA LOAN TRANCHES means the Loan Tranches made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of issue of the Class A Notes of any Series;

       ACCRUAL YIELD means, in respect of any Series and Class of Notes, the yield specified as such for such Notes in the applicable Final Terms;

       ADDITIONAL BUSINESS CENTRE means, in respect of any Series and Class of Notes, each place specified as such for such Notes in the applicable Final Terms;

       AGENTS means the Paying Agents, the Transfer Agent, the Registrar and the Agent Bank;

       AGENT BANK means Citibank, N.A. in its capacity as agent bank at its Specified Office or such other person for the time being acting as agent bank under the Master Issuer Paying Agent and Agent Bank Agreement;

       BASE PROSPECTUS means the base prospectus of the Master Issuer from time to time, the first being the base prospectus dated 11 October 2006;

       BB LOAN TRANCHE means the Loan Tranches made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of issue of the Class D Notes of any Series;

       BBB LOAN TRANCHES means the Loan Tranches made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of issue of the Class C Notes of any Series;

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       BROKEN AMOUNT means, in respect of any Series and Class of Notes, the amount specified as such (if any) for such Notes in the applicable Final Terms;

       CALL OPTION DATE means, in respect of any Series and Class of Notes, the date specified as such in the applicable Final Terms, being the Interest Payment Date on which the Master Issuer is entitled to redeem such Series and Class of Notes pursuant to CONDITION 5.4(a).

       CLASS or CLASS means, in relation to the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes and the holders thereof, each single class thereof as the context requires and except where otherwise specified, and the respective holders thereof;

       CLASS A NOTEHOLDERS means the Holders of the Class A Notes;

       CLASS A NOTES means Notes of any Series designated as such (or a sub-class of such) in the applicable Final Terms;

       CLASS B NOTEHOLDERS means the Holders of the Class B Notes;

       CLASS B NOTES means Notes of any Series designated as such (or a sub-class of such) in the applicable Final Terms;

       CLASS C NOTEHOLDERS means the Holders of the Class C Notes;

       CLASS C NOTES means Notes of any Series designated as such (or a sub-class of such) in the applicable Final Terms;

       CLASS D NOTEHOLDERS means the Holders of the Class D Notes;

       CLASS D NOTES means Notes of any Series designated as such (or a sub-class of such) in the applicable Final Terms;

       CLASS M NOTEHOLDERS means the Holders of the Class M Notes;

       CLASS M NOTES means Notes of any Series designated as such (or a sub-class of such) in the applicable Final Terms;

       CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

       CLOSING DATE has the meaning given to it in the relevant Final Terms;

       CONDITIONAL PURCHASER means, in respect of any Series and Class of Remarketable Notes, the person specified as such for such Series and Class of Remarketable Notes in the applicable Final Terms;

       CONDITIONAL PURCHASER CONFIRMATION means, in respect of any Series and Class of Remarketable Notes, the confirmation given by the Remarketing Agent or the Tender Agent to the Master Issuer and the Principal Paying Agent that the Conditional Purchaser has purchased an interest in or has had transferred to it or on its behalf an interest in all such Series and Class of Remarketable Notes;

       DEFINITIVE NOTES means the note certificates representing the Notes while in definitive form;

       DESIGNATED ACCOUNT means the account (which, in the case of a payment in Japanese Yen to a nonresident of Japan, shall be a non-resident account) maintained by a Holder with a Designated Bank and identified as such in the Register;

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       DESIGNATED BANK means (in the case of payment in a Specified Currency other than euro) a bank in the principal financial centre of the country of such Specified Currency (which, if the Specified Currency is Australian dollars or New Zealand dollars, shall be Sydney and Auckland, respectively) and (in the case of a payment in euro) any bank which processes payments in euro;

       DETERMINATION DATE means, in respect of any Series and Class of Notes, the date(s) specified as such (if any) for such Notes in the applicable Final Terms;

       DETERMINATION PERIOD as defined in CONDITION 4.1;

       DOLLARS, US$, US DOLLARS or $ means the lawful currency for the time being of the United States of America;

       EURIBOR means the Euro-zone inter-bank offered rate;

       EURO, EURO or (EURO) means the currency of the member states of the European Union that adopt the single currency in accordance with the Treaty of Rome of 25 March 1957, establishing the European Community, as amended from time to time;

       EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

       EXTRAORDINARY RESOLUTION means a resolution passed at a meeting of the Noteholders of a particular Class, Series or Series and Class duly convened and held in accordance with the provisions of the Master Issuer Trust Deed by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll;

       FINAL MATURITY DATE means, in respect of any Series and Class of Notes, the date specified as such for such Notes in the applicable Final Terms;

       FINAL TERMS means, in relation to any Series of Notes, the final terms issued in relation to such Series of Notes as a supplement to these Conditions and giving details of, inter alia, the amount and price of such Series of Notes and which forms a part of the Base Prospectus in relation to such Series of Notes;

       FIXED COUPON AMOUNT means, in respect of any Series and Class of Notes, the amount specified as such (if any) for such Notes in the applicable Final Terms;

       FUNDING 2 means Permanent Funding (No.2) Limited;

       FUNDING 2 DEED OF CHARGE means the deed of charge entered into on the Programme Date, as amended and restated from time to time, between, among others, Funding 2, the Funding 2 Security Trustee, the Master Issuer and the Note Trustee and each deed of accession or supplement entered into in connection therewith;

       FUNDING 2 SECURITY TRUSTEE means The Bank of New York and its successors or any other security trustee under the Funding 2 Deed of Charge;

       GLOBAL NOTES means the US Global Notes and the Reg S Global Notes;

       HOLDER has the meaning indicated in CONDITION 1.2;

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       INTEREST COMMENCEMENT DATE means, in respect of any Series and Class of
       Notes, the Closing Date of such Notes or such other date as may be specified as such for such Notes in the applicable Final Terms;

       INTEREST PAYMENT DATE means, in respect of a Series and Class of Notes (other than Money Market Notes), the Quarterly Interest Payment Dates and (in the case of Money Market Notes) the Monthly Interest Payment Dates, subject, in each case, to the terms and conditions of the Notes;

       ISDA DEFINITIONS means the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and as amended and updated as at the Closing Date of the first Series of Notes;

       LIBOR means the London inter-bank offered rate;

       LISTED NOTES means each Series and Class of Notes which is admitted to the official list maintained by the UK Listing Authority and admitted to trading on the London Stock Exchange's Gilt Edged and Fixed Interest Market;

       LOAN TRANCHES means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches and the BB Loan Tranches, being the advances made by the Master Issuer to Funding 2, pursuant to the Master Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a Series and Class of Notes;

       LONDON STOCK EXCHANGE means London Stock Exchange plc;

       MANDATORY TRANSFER DATE means, in respect of any Series and Class of Remarketable Notes, the Interest Payment Date specified as such for such Series and Class of Remarketable Notes in the applicable Final Terms;

       MANDATORY TRANSFER PRICE means, in respect of any Series and Class of Remarketable Notes, the Principal Amount Outstanding of such Series and Class of Remarketable Notes on the relevant Mandatory Transfer Date following the application of Note Principal Payments on such date;

       MANDATORY TRANSFER TERMINATION EVENT shall occur, in respect of any Series and Class of Remarketable Notes, if the Conditional Purchaser has purchased an interest in all such Series and Class of Remarketable Notes;

       MARGIN means, in respect of any Series and Class of Notes, the amount specified as such for such Series and Class of Notes in the applicable Final Terms;

       MASTER DEFINITIONS SCHEDULE means the master definitions schedule dated the Programme Date setting out, among other things, definitions which apply to certain Transaction Documents, as amended and restated from time to time;

       MASTER INTERCOMPANY LOAN means, at any time, the aggregate of all Loan Tranches advanced under the Master Intercompany Loan Agreement;

       MASTER INTERCOMPANY LOAN AGREEMENT means the loan agreement entered into the Programme Date between, among others, Funding 2, the Master Issuer and the Funding 2 Security Trustee, as amended and restated from time to time;

       MASTER ISSUER means Permanent Master Issuer plc;

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       MASTER ISSUER ACCOUNT BANK means Bank of Scotland or such other person for the time being acting as account bank to the Master Issuer under the Master Issuer Bank Account Agreement;

       MASTER ISSUER BANK ACCOUNTS means the Master Issuer Transaction Account and any other account opened and maintained by the Master Issuer with the Master Issuer Account Bank pursuant to the Transaction Documents;

       MASTER ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement entered into on the Programme Date between the Master Issuer, the Master Issuer Cash Manager, the Master Issuer Account Bank and the Master Issuer Security Trustee, as amended and restated from time to time;

       MASTER ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated the Programme Date between, amongst others, the Master Issuer Cash Manager, the Master Issuer and the Master Issuer Security Trustee, as amended and restated from time to time;

       MASTER ISSUER CASH MANAGER means Bank of Scotland plc or such other person or persons for the time being acting, under the Master Issuer Cash Management Agreement, as agent, inter alia, for the Master Issuer;

       MASTER ISSUER DEED OF CHARGE means the deed of charge entered into on the Programme Date, as amended and restated from time to time, between, among others, the Master Issuer and the Master Issuer Security Trustee and each deed of accession or supplement entered into in connection therewith;

       MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the master issuer paying agent and agent bank agreement entered into on the Programme Date between, among others, the Master Issuer, the Paying Agents, the Transfer Agent, the Registrar, the Agent Bank and the Master Issuer Security Trustee;

       MASTER ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the master issuer post-enforcement call option agreement entered into on the Programme Date between the Master Issuer, the Post-Enforcement Call Option Holder and the Note Trustee;

       MASTER ISSUER PRIORITY OF PAYMENTS means the master issuer pre-enforcement revenue priority of payments, the master issuer pre-enforcement principal priority of payments or the master issuer post-enforcement priority of payments, as the case may be, each as set out in the Master Issuer Cash Management Agreement or the Master Issuer Deed of Charge (as the case may be);

       MASTER ISSUER SECURED CREDITORS means the Master Issuer Security Trustee (and any receiver appointed under the Master Issuer Deed of Charge), the Note Trustee, the Master Issuer Swap Providers, the Master Issuer Corporate Services Provider, the Master Issuer Account Bank, the Master Issuer Cash Manager, the Paying Agents, the Agent Bank, the Transfer Agent, the Registrar and the Noteholders and any new Master Issuer Secured Creditor who accedes to the Master Issuer Deed of Charge from time to time under a deed of accession or a supplemental deed;

       MASTER ISSUER SECURITY means the security created by the Master Issuer pursuant to the Master Issuer Deed of Charge;

       MASTER ISSUER SECURITY TRUSTEE means The Bank of New York and its successors or any other security trustee under the Master Issuer Deed of Charge;

       MASTER ISSUER SWAP AGREEMENTS means the ISDA master agreements, schedules thereto and confirmations thereunder relating to the currency and/or interest rate swaps to be entered into on each Closing Date, and any credit support annexes or other credit support documents entered into at


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       any time, as amended from time to time, among the Master Issuer and the applicable Master Issuer Swap Provider and/or any credit support provider and includes any additional and/or replacement Master Issuer Swap Agreement entered into by the Master Issuer from time to time in connection with the Notes;

       MASTER ISSUER SWAP PROVIDERS means the institutions identified in respect of each Master Issuer Swap Agreement in the Final Terms related to the relevant Series and Class of Notes;

       MASTER ISSUER TRANSACTION ACCOUNT means the day to day bank account of the Master Issuer, held with the Master Issuer Account Bank as at the Programme Date pursuant to the terms of the Master Issuer Bank Account Agreement;

       MASTER ISSUER TRUST DEED means the master issuer trust deed entered into on the Programme Date as amended and restated from time to time between the Master Issuer and the Note Trustee, and each supplemental deed entered into in connection therewith;

       MAXIMUM RATE OF INTEREST means, in respect of any Series and Class of Notes, the rate of interest specified as such for such Notes in the applicable Final Terms;

       MAXIMUM RESET MARGIN means, in respect of any Series and Class of Remarketable Notes, the amount specified as such for such Series and Class of Remarketable Notes in the applicable Final Terms;

       MINIMUM RATE OF INTEREST means, in respect of any Series and Class of Notes, the rate of interest specified as such for such Notes in the applicable Final Terms;

       MONEY MARKET NOTES means Notes which will be "Eligible Securities" within the meaning of Rule 2a-7 under the Investment Company Act;

       MONTHLY INTEREST PAYMENT DATES means, in respect of any Money Market Notes, each monthly date specified in the Final Terms for the payment of interest and/or principal until the occurrence of a Pass-through Trigger Event and, following such occurrence, the Quarterly Interest Payment Dates as specified in the Final Terms for payment of interest and/or principal subject, in each case, to the appropriate Business Day Convention, if any, specified in the applicable Final Terms.

       NEW BASEL CAPITAL ACCORD means the document "International Convergence of Capital Measurement and Capital Standards: a Revised Framework" published in June 2004 by the Basel Committee;

       NOTE ACCELERATION NOTICE has the meaning indicated in CONDITION 9.6;

       NOTE DETERMINATION DATE means the date two Business Days prior to each Interest Payment Date;

       NOTE EVENT OF DEFAULT means the occurrence of an event of default by the Master Issuer as specified in CONDITION 9;

       NOTE PRINCIPAL PAYMENT has the meaning indicated in CONDITION 5.3;

       NOTE TRUSTEE means The Bank of New York and its successors or any further or other note trustee under the Master Issuer Trust Deed, as trustee for the Noteholders;

       NOTEHOLDERS means the Holders for the time being of the Notes;

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

       NOTES means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and/or the Class M Notes;

       PASS-THROUGH TRIGGER EVENT means any of the following events:

       (a)    a Trigger Event;

       (b) the service of a Note Acceleration Notice by the Note Trustee on the Master Issuer; or

       (c) the service of a Master Intercompany Loan Acceleration Notice by the Funding 2 Security Trustee on Funding 2;

       PAYING AGENTS means the Principal Paying Agent and the US Paying Agent, together with any further or other paying agents for the time being appointed under the Master Issuer Paying Agent and Agent Bank Agreement;

       POST-ENFORCEMENT CALL OPTION HOLDER means Permanent PECOH Limited;

       PRINCIPAL AMOUNT OUTSTANDING has the meaning indicated in CONDITION 5.3;

       PRINCIPAL PAYING AGENT means Citibank, N.A. in its capacity as principal paying agent at its Specified Office or such other person for the time being acting as principal paying agent under the Master Issuer Paying Agent and Agent Bank Agreement;

       PROGRAMME DATE means 17 October 2006;

       QUARTERLY INTEREST PAYMENT DATES means, in respect of a Series and Class of Notes (other than Money Market Notes), each quarterly date specified in the Final Terms for the payment of interest and/or principal, subject to the appropriate Business Day Convention, if any, specified in the applicable Final Terms;

       RATE OF INTEREST and RATES OF INTEREST means, in respect of any Series and Class of Notes, the rate or rates (expressed as a percentage per annum) of interest payable in respect of such Notes specified in the applicable Final Terms or calculated and determined in accordance with the applicable Final Terms;

       RATING AGENCIES means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

       REFERENCE PRICE means, in respect of any Series and Class of Notes, the price specified as such for such Notes in the applicable Final Terms;

       REFERENCE RATE means, in respect of any Series and Class of Notes, the rate specified as such for such Notes in the applicable Final Terms;

       REG S means Regulation S under the United States Securities Act of 1933, as amended;

       REG S NOTES means each Series and Class of Notes that are not US Notes;

       REG S GLOBAL NOTES means the note certificates representing the Reg S Notes while in global form;

       REGISTER means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

       REGISTRAR means Citibank, N.A. in its capacity as registrar at its Specified Office or such other person for the time being acting as registrar under the Master Issuer Paying Agent and Agent Bank Agreement;

       RELEVANT SCREEN means a page of the Reuters service or Bloomberg service, or any other medium for electronic display of data as may be previously approved in writing by the Note Trustee and has been notified to Noteholders in the manner set out in CONDITION 14;

       RELEVANT SCREEN PAGE means, in respect of any Series and Class of Notes, the screen page specified as such for such Notes in the applicable Final Terms (or such replacement page on the relevant service which displays the information);

       REMARKETING AGENT means, in respect of any Series and Class of Remarketable Notes, the Remarketing Agent specified in the applicable Final Terms or such other agent appointed to act as remarketing agent under the terms of the relevant Remarketing Agreement;

       REMARKETING AGREEMENT means, in respect of any Series and Class of Remarketable Notes, the agreement between the Master Issuer and the Remarketing Agent pursuant to which the Remarketing Agent agrees to use reasonable efforts to identity third party purchasers for such Series and Class of Remarketable Notes on each Mandatory Transfer Date prior to the occurrence of a Mandatory Transfer Termination Event;

       REMARKETABLE NOTES means any Series and Class of Notes identified as such in the applicable Final Terms;

       RESET MARGIN means, in respect of any Series and Class of Remarketable Notes, (i) for each Reset Period, a percentage not exceeding the Maximum Reset Margin determined by the Remarketing Agent in accordance with the Remarketing Agreement or (ii) if the Remarketing Agreement has been terminated, the Maximum Reset Margin;

       RESET PERIOD means, in respect of any Series and Class of Remarketable Notes, the period commencing on the first Mandatory Transfer Date specified in the applicable Final Terms up to (but excluding) the next Mandatory Transfer Date and thereafter the period from (and including) each Mandatory Transfer Date up to (but excluding) the next Mandatory Transfer Date;

       SECURITISATION TAX REGIME means the permanent regime for the taxation of securitisation companies established pursuant to the Finance Act 2005 and the regulations made thereunder, in each case as amended from time to time;

       SERIES means, subject to CONDITION 15, in relation to the Notes, all Notes (of any Class) issued on a given day and designated as such;

       SERIES AND CLASS means, a particular Class of Notes of a given Series or, where such Class of such Series comprises more than one sub-class, SERIES AND CLASS means any sub-class of such Class;

       SPECIFIED CURRENCY means, in respect of any Series and Class of Notes, the currency or currencies specified as such for such Notes in the applicable Final Terms;

       SPECIFIED CURRENCY EXCHANGE RATE means, in relation to a Series and Class of Notes, the exchange rate specified in the Master Issuer Swap Agreement relating to such Series and Class of Notes or, if the Master Issuer Swap Agreement has been terminated, the applicable spot rate;

       SPECIFIED DATE has the meaning indicated in CONDITION 11.6;

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

       SPECIFIED DENOMINATION means, in respect of any Series and Class of Notes, the denomination specified as such for such Notes in the applicable Final Terms which shall be a minimum of $100,000 (in the case of Dollar Note), (pound)50,000 (in the case of each Sterling Note) and
       (euro)50,000 (in the case of each Euro Note), provided that Notes issued with a maturity of less than one year will be issued in minimum denominations of (pound)100,000 (or such equivalent amount) and provided that no Note shall be issued with a denomination of less than
       (euro)50,000 (or its equivalent in the relevant currency at the date of issue of such Notes);

       SPECIFIED OFFICE means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Master Issuer Paying Agent and Agent Bank Agreement or such other specified office as may be notified to the Master Issuer and the Note Trustee pursuant to the Paying Agent and Agency Bank Agreement;

       STEP-UP DATE means the Interest Payment Date on which the Rates of Interest on the relevant Series and Class of Notes increases by a pre-determined amount as specified in the applicable Final Terms;

       STERLING, POUNDS STERLING or (POUND) means the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland;

       STERLING NOTES means each Series and Class of Notes denominated in Sterling;

       SUB-UNIT means, with respect to any currency other than Sterling, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to Sterling, one pence;

       TRANSACTION DOCUMENTS means the Master Issuer Corporate Services Agreement, the Master Intercompany Loan Agreement, the Funding 2 Deed of Charge, the Master Issuer Bank Account Agreement, the Master Issuer Deed of Charge, the Master Issuer Trust Deed, the Master Issuer Paying Agent and Agent Bank Agreement, the Master Issuer Cash Management Agreement, the Master Issuer Post-Enforcement Call Option Agreement, the Master Issuer Swap Agreements, the Master Issuer Master Definitions Schedule, the Mortgages Trustee Guaranteed Investment Contract, the Funding 2 Guaranteed Investment Contract and such other related documents which are referred to in the terms of the above documents;

       TRANSFER AGENT means Citibank, N.A. in its capacity as transfer agent at its Specified Office or such other person for the time being acting as transfer agent under the Master Issuer Paying Agent and Agent Bank Agreement;

       UK LISTING AUTHORITY means the Financial Services Authority in its capacity as competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000, as amended;

       US GLOBAL NOTES means the note certificates representing the US Notes while in global form;

       US NOTES means each Series and Class of Notes which is registered with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended;

       US PAYING AGENT means Citibank, N.A., acting in its capacity as US paying agent through its New York office or such other person for the time being acting as US paying agent under the Master Issuer Paying Agent and Agent Bank Agreement.

                                       48